UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635)

Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Diversified Income Trust

FUND SYMBOL (CLASS A SHARES): PDINX

9|30|08

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Diversified
Income Trust

9|30|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	61
About the Trustees	62
Officers	65

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors like mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s nearly 100-member fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Key drivers of
fixed-income returns

Government Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values may create opportunities for global investors.

Credit Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Optimizing the risk/return trade-off across multiple sectors

2	3

Performance and portfolio snapshots

Average annual total return (%) comparison as of 9/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Inception date of the JPMorgan Developed High Yield Index was 12/31/94, after the fund’s inception.

“The past 12 months for the financial markets
worldwide have been unprecedented.
During the first six months of the period,
investors indiscriminately fled even high-
quality mortgage and credit instruments for
government-backed U.S.Treasury bonds and
international government securities.”

D. William Kohli, Portfolio Leader, Putnam Diversified Income Trust

Credit qualities shown as a percentage of portfolio value as of 9/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Bill, thank you for taking the time today to talk about Putnam Diversified Income Trust’s most recent annual period. How did the fund perform?

The past 12 months for the financial markets worldwide have been unprecedented, with price volatility, collapses of large financial institutions, and government intervention in the markets on a scale not seen since the 1930s. During the first six months of the period, investors indiscriminately fled even high-quality mortgage and credit instruments for government-backed U.S. Treasury bonds and international government securities. The fund significantly underperformed its benchmarks as well as its peer group, Lipper Multi-Sector Income Funds.

Could you briefly cover the events of the past 12 months?

November 2007 as well as January and March of this year stand out as periods when securitized bond prices moved sharply lower based on broad-based housing market troubles and the oncoming credit squeeze. From late 2007 through early 2008, global credit markets grew increasingly illiquid, reaching the first of several subsequent low points thus far with the collapse of Bear Stearns in March. Other factors contributing to market volatility earlier in the period included spiking energy and commodity prices (though these prices have since receded somewhat). In July came the government’s financial rescue of the assets of Fannie Mae and Freddie Mac.

From a Wall Street perspective, September’s events were earthshaking, as financial pressure on major investment and commercial banks mushroomed and market liquidity dried up. Lehman Brothers made known that it was seeking a buyer or a government bailout but failed on both counts and was liquidated. In addition, Merrill Lynch was acquired by Bank of America, and the giant insurer AIG teetered on the brink of collapse before the government decided that the company was too critical to global financial market operations to be allowed to fail. Almost immediately afterward, Goldman Sachs and Morgan Stanley, the last two remaining U.S. investment banks, themselves under financial stress, decided to change to bank holding companies in order to gain access to Federal Reserve lending facilities, thereby subjecting themselves to tighter federal regulation. Thus came the end of the era of

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 14.

the stand-alone investment bank that funds its operations through open-market trading activity.

Meanwhile, short-term credit markets, including the commercial paper market, went from somewhat illiquid to frozen over this period. Banks, fearful of possible toxic assets on one another’s books, became reluctant to lend to other institutions. Credit became extremely tight to virtually unobtainable for businesses of all sizes across the country. Just before the end of the period, federal regulators seized the country’s largest savings and loan institution, Washington Mutual. In recent months, the stock market has exhibited volatility not seen since the Depression. And last, the near-collapse of several major banks in Europe and bankruptcy for Iceland were extremely problematic for global capital flows.

Bill, what has been the investment team’s approach in managing the fund during the global credit crunch?

Our investment approach has been to focus on credit quality. We also believe this to be the correct approach going forward. Accordingly, the portfolio is significantly underweight in corporate credit while favoring carefully selected securitized bonds, which we have purchased at what we feel are very attractive terms at several points over the past year, and which we believe should reward fund shareholders over time. We believe that these securities carry minimal fundamental credit risk. In addition, we remain neutral on government bonds. The fund is also underweight in emerging market bonds.

What is your outlook going forward for the economy, the credit markets, and the fund?

From short-term money markets and securitized instruments to corporate bonds and bank loans, all parts of the credit system had ceased to function normally by late September. The longer it takes for normal liquidity to be restored, the greater the negative impact on the real economy. In our judgment, there is now a high probability of a recession, and such a downturn could be severe. This would have major implications for corporate profits and default rates on corporate bonds and bank loans.

Our overall investment themes have not materially changed. We continue to emphasize top-rated securities among commercial mortgage-backed securities, mortgage pass-throughs, agencies, and collateralized mortgage obligations. We also continue to position the portfolio for yield-curve steepening, a situation in which yields on short-term instruments are lower and which helped performance over the past 12 months. This strategy is based on our view that the yield curve will continue to steepen as global central banks continue to cut short-term rates and longer-term rates trend higher on the liquidity

Top holdings

This table shows the fund’s top holdings within each of the fund’s three broad sectors, and the percentage of the fund’s net assets that each represented, as of 9/30/08. The fund’s holdings will change over time.

HOLDING (percentage of fund’s net assets)	COUPON (%) and MATURITY DATE

Securitized sector
Credit Suisse Mortgage Capital Certificates Ser. 07-C5, Class A3 (2.4%)	5.694%, 2040
Green Tree Financial Corp. Ser. 99–5, Class A5 (1.2%)	7.86%, 2030
Conseco Finance Securitizations Corp. Ser. 00–4, Class A6 (0.9%)	8.31%, 2032
Credit sector
VTB Capital SA 144A sec. notes (0.7%)	6.609%, 2012
VTB Capital unsec. sub. notes FRN (0.5%)	6.315%, 2015
Echostar DBS Corp. company guaranty (0.5%)	6.625%, 2014
Government sector
Japan (Government of) CPI Linked bonds Ser. 8 (4.1%)	1%, 2016
Argentina (Republic of) sr. unsec. unsub. bonds FRB (0.9%)	3.127%, 2012
Japan (Government of) CPI Linked bonds Ser. 12 (0.7%)	1.2%, 2017

squeeze and inflation concerns. We are also taking a neutral position on non-U.S. government bonds, as we believe that substantial new bond issuance by countries for financial bailouts should depress security prices and raise rates over the long term.

Thanks again, Bill, for sharing your insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

In November 2007, your fund’s dividend was decreased from $0.045 to $0.042 per share. This decrease was due to a decrease in interest income. In April 2008, your fund’s dividend was increased from $0.042 to $0.057 per share. This increase was due to more high-yield and emerging market bonds and widening of spreads in the mortgage market.

I N  T H E  N E W S

On October 3, 2008, federal lawmakers approved the Emergency Economic Stabilization Act of 2008 (EESA), a $700 billion economic package designed to ease the nation’s worsening credit crisis. EESA creates a facility — the “Troubled Asset Relief Program (TARP)” — that authorizes the U.S. Treasury to purchase failed mortgages and mortgage-related securities that are at the heart of the crisis. EESA is designed to provide an infusion of capital so that financial institutions can increase lending and improve marketplace confidence. To increase TARP’s effectiveness, U.S. Treasury Secretary Henry Paulson and President Bush revised the program on October 14, allowing the government to take the unprecedented step of buying direct equity stakes in several major U.S. banks.

Comparison of sector weightings

This chart shows how the fund’s sector weightings have changed over the past six months. Weightings are shown as a percentage of total investment portfolio value. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.33%	6.12%	5.52%	5.52%	5.52%	5.52%	6.03%	5.85%	6.05%	6.48%

10 years	46.09	40.20	35.49	35.49	35.05	35.05	42.33	37.72	42.10	49.27
Annual average	3.86	3.44	3.08	3.08	3.05	3.05	3.59	3.25	3.58	4.09

5 years	12.76	8.25	8.70	7.06	8.35	8.35	11.39	7.75	11.08	13.85
Annual average	2.43	1.60	1.68	1.37	1.62	1.62	2.18	1.50	2.12	2.63

3 years	–3.51	–7.41	–5.54	–7.93	–5.85	–5.85	–4.15	–7.27	–4.48	–3.03
Annual average	–1.18	–2.53	–1.88	–2.72	–1.99	–1.99	–1.40	–2.48	–1.52	–1.02

1 year	–12.80	–16.27	–13.40	–17.49	–13.57	–14.38	–12.95	–15.79	–13.29	–12.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 9/30/98 to 9/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,549 and $13,505, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,772 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,210 and $14,927, respectively.

Comparative index returns For periods ended 9/30/08

		Citigroup Non-U.S.		Lipper Multi-Sector
	Lehman Aggregate	World Govt.	JPMorgan Developed	Income Funds
	Bond Index	Bond Index	High Yield Index	category average†

Annual average (life of fund)	7.23%	7.17%	—*	7.10%

10 years	65.95	66.65	60.17%	61.12
Annual average	5.20	5.24	4.82	4.78

5 years	20.40	31.05	25.93	21.53
Annual average	3.78	5.56	4.72	3.95

3 years	12.98	17.47	5.04	5.11
Annual average	4.15	5.51	1.65	1.65

1 year	3.65	5.16	–9.94	–6.00

Index and Lipper results should be compared to fund performance at net asset value.

* Inception date of index was 12/31/94, after the fund’s inception.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 144, 117, 97, 67, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions		Class A	Class B	Class C		Class M	Class R	Class Y

Number		12	12	12		12	12	12

Income		$0.597	$0.523	$0.526		$0.573	$0.570	$0.621

Capital gains		—	—	—		—	—	—

Total		$0.597	$0.523	$0.526		$0.573	$0.570	$0.621

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$9.91	$10.32*	$9.83	$9.84	$9.81	$10.14	$9.89	$9.92

9/30/08	8.10	8.44	8.04	8.03	8.02	8.29	8.06	8.08

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	8.44%	8.10%	7.61%	7.62%	8.23%	7.96%	8.19%	8.76%

Current 30-day SEC yield [2]	N/A	8.75	8.31	8.31	N/A	8.55	8.84	9.39

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2008, to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.01	$8.58	$8.57	$6.21	$6.20	$3.82

Ending value (after expenses)	$909.60	$907.40	$905.40	$909.60	$907.00	$908.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2008, use the following calculation method. To find the value of your investment on April 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.30	$9.07	$9.07	$6.56	$6.56	$4.04

Ending value (after expenses)	$1,019.75	$1,016.00	$1,016.00	$1,018.50	$1,018.50	$1,021.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Average annualized expense ratio for Lipper peer group†	1.10%	1.85%	1.85%	1.35%	1.35%	0.85%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Diversified Income Trust	157%*	74%*	71%*	126%*	99%

Lipper Multi-Sector Income Funds category average	159%	119%	124%	127%	104%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 9/30/08.

* Excludes dollar roll transactions.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Taxable Fixed-Income Team. D. William Kohli is the Portfolio Leader, and Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Taxable Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of September 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$783,000	$37,000,000

Putnam employees	$14,089,000	$471,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund. He is also a Portfolio Member of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund. He is also a Portfolio Member of Putnam Premier Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2008, and September 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contract, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 43rd percentile in management fees and in the 19th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	76th

Three-year period	58th

Five-year period	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 124, 111, and 87 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-year, five-year and ten-year periods ended September 30, 2008 were 92%, 87%, and 81%, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 132 out of 144, 85 out of 97, and 55 out of 67 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund’s portfolio, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 20, 2008

The fund’s portfolio 9/30/08

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (44.3%)*		amount	Value

Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
5.707s, 2036		$129,000	$4,438

Banc of America Alternative Loan
Trust Ser. 06-7, Class A2, 5.707s, 2036		19,993,000	12,595,590

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049		765,000	716,941
Ser. 07-2, Class A2, 5.634s, 2049		2,590,000	2,429,938
Ser. 05-6, Class A2, 5.165s, 2047		4,776,000	4,657,641
Ser. 07-5, Class XW, Interest Only
(IO), 0.607s, 2051		233,594,520	5,374,135

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	1,098,810
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	1,996,976

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.992s, 2036		14,379,956	9,634,570

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		6,184,652	759,475
Ser. 07-1, Class S, IO, 1.211s, 2037		13,724,583	1,251,682

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		10,761,532	6,779,765
FRB Ser. 06-6, Class 2A1, 5.899s, 2036		5,203,358	3,204,666
FRB Ser. 05-7, Class 23A1, 5.649s, 2035		9,852,722	7,093,787

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.447s, 2032		1,174,000	1,049,808
Ser. 07-PW17, Class A3, 5.736s, 2050		9,430,000	8,939,923

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO,
0.062s, 2050		274,436,368	2,295,056

Broadgate Financing PLC sec. FRB
Ser. D, 6.713s, 2023
(United Kingdom)	GBP	2,519,650	3,371,532

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.202s, 2036		$7,064,058	4,885,028
FRB Ser. 06-AR7, Class 2A2A,
5.654s, 2036		1,235,356	778,274
IFB Ser. 07-6, Class 2A5, IO,
3.443s, 2037		7,144,164	493,397

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048		483,000	457,317

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.067s, 2044		162,894,340	1,165,156

Commercial Mortgage
Acceptance Corp. Ser. 97-ML1, IO,
1.217s, 2017		17,030,884	606,060

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037		4,462,610	2,719,961
Ser. 06-J8, Class A4, 6s, 2037		11,270,040	5,742,085
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		8,766,966	7,179,324
IFB Ser. 04-2CB, Class 1A5, IO,
4.393s, 2034		8,297,940	433,697

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.714s, 2035		16,834,153	11,952,249
Ser. 05-2, Class 2X, IO, 1.16s, 2035		19,198,346	416,214

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (44.3%)* cont.		amount	Value

Countrywide Home Loans 144A
Ser. 03-R4, Class 1A, Principal
Only (PO), zero %, 2034		$34,805	$25,863

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039		3,679,000	3,477,225
Ser. 07-C5, Class A3, 5.694s, 2040		50,230,000	44,946,357

CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D, 4.007s, 2017		369,000	317,045
FRB Ser. 06-A, Class C, 3.807s, 2017		1,093,000	981,951

Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1, Class B, 7s, 2033		8,894,852	8,983,681

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	8,743,310
Ser. 98-C1, Class F, 6s, 2040		7,396,000	6,133,606
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	519,800
FRB Ser. 05-TFLA, Class L, 4.338s, 2020		4,911,000	4,076,130

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.776s, 2031		30,345,740	751,461

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		2,235,111	1,913,926

DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031		7,128,872	5,647,492

European Loan Conduit 144A FRB
Ser. 22A, Class D, 6.646s,
2014 (Ireland)	GBP	2,461,000	3,417,336

European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
6.641s, 2014 (United Kingdom)	GBP	1,730,779	2,515,996

Fannie Mae
IFB Ser. 06-70, Class SM,
27.567s, 2036		$706,229	907,300
IFB Ser. 07-1, Class NR,
23.128s, 2037		3,689,348	4,060,178
IFB Ser. 06-76, Class QB,
20.359s, 2036		4,618,754	5,606,899
IFB Ser. 06-63, Class SP,
20.059s, 2036		5,058,788	6,048,626
IFB Ser. 07-W7, Class 1A4,
19.939s, 2037		2,217,796	2,151,262
IFB Ser. 06-104, Class GS,
17.994s, 2036		1,633,119	1,912,180
IFB Ser. 06-60, Class TK,
15.772s, 2036		1,607,465	1,780,539
IFB Ser. 05-25, Class PS,
14.05s, 2035		2,909,499	3,102,316
IFB Ser. 05-74, Class CP,
12.991s, 2035		2,553,889	2,696,144
IFB Ser. 05-115, Class NQ,
12.912s, 2036		1,303,063	1,301,461
IFB Ser. 06-27, Class SP,
12.808s, 2036		3,419,480	3,709,739
IFB Ser. 06-8, Class HP,
12.808s, 2036		3,699,106	3,998,442
IFB Ser. 06-8, Class WK,
12.808s, 2036		5,860,900	6,267,371
IFB Ser. 05-106, Class US,
12.808s, 2035		5,924,456	6,482,172
IFB Ser. 05-99, Class SA,
12.808s, 2035		2,996,629	3,196,989

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-60, Class CS,
12.331s, 2036	$2,366,165	$2,341,682
IFB Ser. 05-74, Class CS,
11.201s, 2035	2,912,019	3,067,561
IFB Ser. 04-79, Class S,
10.981s, 2032	3,608,983	3,628,588
IFB Ser. 05-114, Class SP,
10.761s, 2036	1,628,626	1,629,022
IFB Ser. 05-95, Class OP,
10.45s, 2035	1,868,086	1,813,792
IFB Ser. 05-95, Class CP,
10.35s, 2035	401,475	409,282
FRB Ser. 03-W6, Class PT1,
9.998s, 2042	71,656	82,549
IFB Ser. 05-83, Class QP, 9.056s, 2034	1,040,318	991,091
Ser. 383, Class 90, IO, 8s, 2037	286,232	49,207
Ser. 383, Class 91, IO, 8s, 2037	230,294	41,344
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,702,787	1,787,395
Ser. 02-T19, Class A3, 7 1/2s, 2042	993,802	1,056,679
Ser. 02-T12, Class A3, 7 1/2s, 2042	250,181	265,338
Ser. 02-14, Class A2, 7 1/2s, 2042	11,167	11,800
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,078,482	1,117,125
Ser. 02-T4, Class A3, 7 1/2s, 2041	293,537	312,728
Ser. 01-T3, Class A1, 7 1/2s, 2040	736,218	774,831
Ser. 01-T1, Class A1, 7 1/2s, 2040	2,273,063	2,402,746
Ser. 99-T2, Class A1, 7 1/2s, 2039	841,769	893,356
Ser. 386, Class 26, IO, 7 1/2s, 2038	585,343	109,602
Ser. 386, Class 27, IO, 7 1/2s, 2037	340,835	68,761
Ser. 386, Class 28, IO, 7 1/2s, 2037	335,111	65,811
Ser. 383, Class 88, IO, 7 1/2s, 2037	618,795	115,049
Ser. 383, Class 89, IO, 7 1/2s, 2037	483,398	95,078
Ser. 383, Class 87, IO, 7 1/2s, 2037	772,514	149,160
Ser. 00-T6, Class A1, 7 1/2s, 2030	406,604	426,793
Ser. 01-T4, Class A1, 7 1/2s, 2028	5,590,272	5,951,246
Ser. 01-T10, Class A1, 7s, 2041	4,837,608	5,026,580
Ser. 386, Class 24, IO, 7s, 2038	496,347	119,808
Ser. 386, Class 25, IO, 7s, 2038	528,242	129,973
Ser. 386, Class 22, IO, 7s, 2038	679,805	159,977
Ser. 386, Class 21, IO, 7s, 2037	769,149	185,012
Ser. 386, Class 23, IO, 7s, 2037	755,114	180,547
Ser. 383, Class 84, IO, 7s, 2037	705,191	171,048
Ser. 383, Class 85, IO, 7s, 2037	449,810	111,676
Ser. 383, Class 86, IO, 7s, 2037	353,924	86,410
Ser. 383, Class 79, IO, 7s, 2037	714,932	152,186
Ser. 383, Class 80, IO, 7s, 2037	1,559,825	288,568
Ser. 383, Class 81, IO, 7s, 2037	856,330	187,731
Ser. 383, Class 82, IO, 7s, 2037	856,470	199,230
Ser. 383, Class 83, IO, 7s, 2037	716,681	170,636
Ser. 386, Class 14, IO, 6 1/2s, 2038	6,204,099	1,077,962
Ser. 386, Class 19, IO, 6 1/2s, 2038	732,294	157,901
Ser. 386, Class 17, IO, 6 1/2s, 2037	1,123,190	192,346
Ser. 386, Class 16, IO, 6 1/2s, 2037	771,123	175,868
Ser. 383, Class 60, IO, 6 1/2s, 2037	3,558,888	702,880
Ser. 383, Class 62, IO, 6 1/2s, 2037	993,248	218,090
Ser. 383, Class 69, IO, 6 1/2s, 2037	563,179	133,678
Ser. 383, Class 63, IO, 6 1/2s, 2037	776,641	172,679
Ser. 383, Class 64, IO, 6 1/2s, 2037	1,432,537	291,879
Ser. 383, Class 67, IO, 6 1/2s, 2037	756,565	164,532
Ser. 383, Class 68, IO, 6 1/2s, 2037	365,210	81,789
Ser. 383, Class 58, IO, 6 1/2s, 2037	1,660,367	323,772
Ser. 383, Class 59, IO, 6 1/2s, 2037	1,044,585	226,066
Ser. 383, Class 61, IO, 6 1/2s, 2037	832,459	179,592
Ser. 383, Class 65, IO, 6 1/2s, 2037	989,992	227,344
Ser. 383, Class 66, IO, 6 1/2s, 2037	1,008,956	231,265
Ser. 383, Class 72, IO, 6 1/2s, 2037	3,981,356	771,388

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 77, IO, 6 1/2s, 2037	$601,193	$134,502
Ser. 383, Class 78, IO, 6 1/2s, 2037	615,071	114,878
Ser. 383, Class 73, IO, 6 1/2s, 2037	1,359,330	254,874
Ser. 383, Class 76, IO, 6 1/2s, 2037	819,427	185,472
Ser. 383, Class 70, IO, 6 1/2s, 2037	2,104,848	402,552
Ser. 383, Class 74, IO, 6 1/2s, 2037	1,121,091	208,803
Ser. 383, Class 71, IO, 6 1/2s, 2036	892,192	189,901
Ser. 383, Class 75, IO, 6 1/2s, 2036	715,897	157,664
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	127,395	239
Ser. 371, Class 2, IO, 6 1/2s, 2036	60,597,796	13,407,262
Ser. 383, Class 101, IO, 6 1/2s, 2022	334,278	62,066
Ser. 383, Class 102, IO, 6 1/2s, 2022	202,908	39,857
Ser. 389, Class 6, IO, 6s, 2038	992,391	210,883
Ser. 08-76, Class JI, IO, 6s, 2038	6,874,011	1,323,247
Ser. 386, Class 10, IO, 6s, 2038	543,350	115,451
Ser. 386, Class 11, IO, 6s, 2038	362,330	67,840
Ser. 383, Class 41, IO, 6s, 2038	6,034,690	1,116,418
Ser. 383, Class 42, IO, 6s, 2038	4,363,902	796,412
Ser. 383, Class 43, IO, 6s, 2038	3,942,859	729,429
Ser. 383, Class 44, IO, 6s, 2038	3,601,565	661,788
Ser. 383, Class 45, IO, 6s, 2038	2,775,520	510,002
Ser. 383, Class 46, IO, 6s, 2038	2,411,528	443,118
Ser. 383, Class 47, IO, 6s, 2038	2,134,501	410,892
Ser. 383, Class 48, IO, 6s, 2038	1,915,533	368,740
Ser. 383, Class 52, IO, 6s, 2038	777,961	166,059
Ser. 386, Class 9, IO, 6s, 2038	3,458,209	600,864
Ser. 383, Class 28, IO, 6s, 2038	7,215,593	1,389,002
Ser. 383, Class 29, IO, 6s, 2038	6,118,432	1,177,798
Ser. 383, Class 30, IO, 6s, 2038	4,785,917	921,289
Ser. 383, Class 31, IO, 6s, 2038	4,222,520	812,835
Ser. 383, Class 32, IO, 6s, 2038	3,274,918	630,422
Ser. 383, Class 33, IO, 6s, 2038	2,801,193	546,233
Ser. 383, Class 37, IO, 6s, 2038	1,088,757	241,532
Ser. 386, Class 7, IO, 6s, 2038	4,230,533	824,954
Ser. 383, Class 34, IO, 6s, 2037	1,132,879	220,911
Ser. 383, Class 35, IO, 6s, 2037	936,454	198,046
Ser. 383, Class 36, IO, 6s, 2037	736,275	155,151
Ser. 383, Class 38, IO, 6s, 2037	462,766	98,104
Ser. 383, Class 50, IO, 6s, 2037	1,307,358	236,959
Ser. 386, Class 6, IO, 6s, 2037	2,031,243	375,780
Ser. 383, Class 39, IO, 6s, 2037	310,137	59,502
Ser. 383, Class 49, IO, 6s, 2037	984,562	207,622
Ser. 383, Class 51, IO, 6s, 2037	1,016,396	213,257
Ser. 383, Class 53, IO, 6s, 2037	375,942	79,273
Ser. 383, Class 54, IO, 6s, 2037	244,441	51,543
Ser. 383, Class 55, IO, 6s, 2037	204,216	43,055
Ser. 383, Class 56, IO, 6s, 2037	118,568	25,085
Ser. 383, Class 57, IO, 6s, 2037	620,819	117,849
Ser. 383, Class 100, IO, 6s, 2022	348,355	69,041
Ser. 383, Class 98, IO, 6s, 2022	1,070,149	224,629
Ser. 383, Class 99, IO, 6s, 2022	472,372	93,500
Ser. 383, Class 18, IO, 5 1/2s, 2038	3,800,349	741,068
Ser. 383, Class 19, IO, 5 1/2s, 2038	3,467,696	671,866
Ser. 383, Class 25, IO, 5 1/2s, 2038	592,509	134,684
Ser. 386, Class 4, IO, 5 1/2s, 2037	859,172	213,006
Ser. 386, Class 5, IO, 5 1/2s, 2037	549,181	122,280
Ser. 383, Class 15, IO, 5 1/2s, 2037	525,395	121,772
Ser. 383, Class 16, IO, 5 1/2s, 2037	228,443	50,194
Ser. 383, Class 4, IO, 5 1/2s, 2037	5,303,307	1,060,661
Ser. 383, Class 5, IO, 5 1/2s, 2037	3,365,402	681,494
Ser. 383, Class 6, IO, 5 1/2s, 2037	3,023,918	612,343
Ser. 383, Class 7, IO, 5 1/2s, 2037	2,980,470	603,545
Ser. 383, Class 8, IO, 5 1/2s, 2037	1,208,438	256,793
Ser. 383, Class 9, IO, 5 1/2s, 2037	1,152,880	244,987
Ser. 383, Class 20, IO, 5 1/2s, 2037	2,146,179	434,601

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 21, IO, 5 1/2s, 2037	$2,029,180	$410,909
Ser. 383, Class 22, IO, 5 1/2s, 2037	1,374,782	288,704
Ser. 383, Class 23, IO, 5 1/2s, 2037	1,240,191	257,340
Ser. 383, Class 24, IO, 5 1/2s, 2037	868,295	201,213
Ser. 383, Class 26, IO, 5 1/2s, 2037	638,736	156,907
Ser. 383, Class 27, IO, 5 1/2s, 2037	186,806	40,066
Ser. 379, Class 2, IO, 5 1/2s, 2037	14,019,364	3,204,827
Ser. 363, Class 2, IO, 5 1/2s, 2035	10,321,316	2,427,573
Ser. 383, Class 95, IO, 5 1/2s, 2022	1,709,265	252,117
Ser. 383, Class 97, IO, 5 1/2s, 2022	717,021	140,181
Ser. 383, Class 94, IO, 5 1/2s, 2022	858,538	180,446
Ser. 383, Class 96, IO, 5 1/2s, 2022	932,268	187,984
Ser. 386, Class 1, IO, 5s, 2037	157,192	39,559
Ser. 386, Class 2, IO, 5s, 2037	125,889	30,245
Ser. 383, Class 2, IO, 5s, 2037	569,758	132,018
Ser. 377, Class 2, IO, 5s, 2036	8,558,263	2,027,453
Ser. 383, Class 92, IO, 5s, 2022	745,981	151,040
Ser. 383, Class 93, IO, 5s, 2022	405,022	79,225
IFB Ser. 07-W6, Class 6A2, IO,
4.593s, 2037	4,115,247	344,652
IFB Ser. 06-90, Class SE, IO,
4.593s, 2036	8,605,565	1,037,900
IFB Ser. 04-51, Class XP, IO,
4.493s, 2034	8,636,056	883,172
IFB Ser. 03-66, Class SA, IO,
4.443s, 2033	5,288,538	541,414
IFB Ser. 08-7, Class SA, IO,
4.343s, 2038	21,128,796	2,503,783
IFB Ser. 07-W6, Class 5A2, IO,
4.083s, 2037	5,564,561	410,386
IFB Ser. 07-W2, Class 3A2, IO,
4.073s, 2037	5,849,719	442,385
IFB Ser. 06-115, Class BI, IO,
4.053s, 2036	5,557,190	383,518
IFB Ser. 05-113, Class AI, IO,
4.023s, 2036	2,726,142	235,412
IFB Ser. 05-113, Class DI, IO,
4.023s, 2036	157,860	13,767
IFB Ser. 08-36, Class YI, IO,
3.993s, 2036	9,418,414	882,741
IFB Ser. 06-60, Class SI, IO,
3.943s, 2036	6,091,630	563,476
IFB Ser. 06-60, Class UI, IO,
3.943s, 2036	2,473,047	210,328
IFB Ser. 04-12, Class WS, IO,
3.943s, 2033	2,816,452	283,831
IFB Ser. 07-W7, Class 3A2, IO,
3.923s, 2037	7,944,805	713,826
IFB Ser. 06-60, Class DI, IO,
3.863s, 2035	6,243,269	437,029
IFB Ser. 03-130, Class BS, IO,
3.843s, 2033	12,649,684	1,124,582
IFB Ser. 03-34, Class WS, IO,
3.793s, 2029	12,037,380	983,634
IFB Ser. 08-10, Class LI, IO,
3.773s, 2038	12,100,592	1,111,742
IFB Ser. 05-42, Class SA, IO,
3.593s, 2035	5,431,259	463,860
IFB Ser. 07-39, Class LI, IO,
3.563s, 2037	6,556,161	567,817
IFB Ser. 07-23, Class SI, IO,
3.563s, 2037	1,609,068	111,167
IFB Ser. 07-54, Class CI, IO,
3.553s, 2037	5,718,613	517,157
IFB Ser. 07-39, Class PI, IO,
3.553s, 2037	3,658,901	255,247

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-30, Class WI, IO,
3.553s, 2037	$19,931,901	$1,534,776
IFB Ser. 07-28, Class SE, IO,
3.543s, 2037	990,638	88,270
IFB Ser. 07-22, Class S, IO,
3.543s, 2037	16,460,731	1,368,298
IFB Ser. 06-128, Class SH, IO,
3.543s, 2037	4,121,913	275,686
IFB Ser. 06-56, Class SM, IO,
3.543s, 2036	4,488,397	361,437
IFB Ser. 05-90, Class SP, IO,
3.543s, 2035	2,705,783	239,176
IFB Ser. 05-12, Class SC, IO,
3.543s, 2035	3,356,799	281,721
IFB Ser. 05-45, Class PL, IO,
3.543s, 2034	5,491,084	464,540
IFB Ser. 07-W5, Class 2A2, IO,
3.533s, 2037	1,794,375	139,064
IFB Ser. 07-30, Class IE, IO,
3.533s, 2037	11,089,249	1,151,075
IFB Ser. 06-123, Class CI, IO,
3.533s, 2037	10,677,893	890,227
IFB Ser. 06-123, Class UI, IO,
3.533s, 2037	10,354,605	808,954
IFB Ser. 07-15, Class BI, IO,
3.493s, 2037	17,118,623	1,395,818
IFB Ser. 06-126, Class CS, IO,
3.493s, 2037	8,946,027	721,023
IFB Ser. 06-16, Class SM, IO,
3.493s, 2036	10,425,966	892,348
IFB Ser. 05-95, Class CI, IO,
3.493s, 2035	6,670,512	624,994
IFB Ser. 05-84, Class SG, IO,
3.493s, 2035	10,484,053	891,145
IFB Ser. 05-57, Class NI, IO,
3.493s, 2035	2,181,117	170,550
IFB Ser. 05-29, Class SX, IO,
3.493s, 2035	6,001,340	529,914
IFB Ser. 05-7, Class SC, IO,
3.493s, 2035	6,431,595	469,056
IFB Ser. 04-92, Class S, IO,
3.493s, 2034	15,997,651	1,119,836
IFB Ser. 06-104, Class EI, IO,
3.483s, 2036	6,187,674	586,837
IFB Ser. 05-83, Class QI, IO,
3.483s, 2035	1,820,489	149,079
IFB Ser. 06-128, Class GS, IO,
3.473s, 2037	6,428,066	561,157
IFB Ser. 06-116, Class ES, IO,
3.443s, 2036	806,372	62,824
IFB Ser. 06-114, Class IS, IO,
3.443s, 2036	4,528,070	366,665
IFB Ser. 04-92, Class SQ, IO,
3.443s, 2034	6,587,704	596,343
IFB Ser. 06-115, Class IE, IO,
3.433s, 2036	3,525,013	301,580
IFB Ser. 06-117, Class SA, IO,
3.433s, 2036	5,184,365	398,590
IFB Ser. 06-121, Class SD, IO,
3.433s, 2036	625,974	45,774
IFB Ser. 06-109, Class SG, IO,
3.423s, 2036	1,471,684	110,376
IFB Ser. 06-104, Class SY, IO,
3.413s, 2036	1,316,892	97,221
IFB Ser. 06-109, Class SH, IO,
3.413s, 2036	4,879,051	436,568

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-111, Class SA, IO,
3.413s, 2036	$30,996,226	$2,587,503
IFB Ser. 07-W6, Class 4A2, IO,
3.393s, 2037	24,600,789	1,845,059
IFB Ser. 06-128, Class SC, IO,
3.393s, 2037	5,459,621	401,703
IFB Ser. 06-43, Class SI, IO,
3.393s, 2036	12,035,425	962,028
IFB Ser. 06-8, Class JH, IO,
3.393s, 2036	17,125,425	1,440,762
IFB Ser. 05-122, Class SG, IO,
3.393s, 2035	5,219,883	452,937
IFB Ser. 05-57, Class MS, IO,
3.393s, 2035	4,739,505	368,664
IFB Ser. 05-95, Class OI, IO,
3.383s, 2035	1,034,458	85,534
IFB Ser. 06-92, Class LI, IO,
3.373s, 2036	5,168,235	412,777
IFB Ser. 06-99, Class AS, IO,
3.373s, 2036	1,555,431	121,518
IFB Ser. 06-98, Class SQ, IO,
3.363s, 2036	11,853,821	866,811
IFB Ser. 06-85, Class TS, IO,
3.353s, 2036	12,248,690	909,551
IFB Ser. 07-75, Class PI, IO,
3.333s, 2037	6,934,728	500,819
IFB Ser. 07-88, Class MI, IO,
3.313s, 2037	2,693,866	182,009
IFB Ser. 07-103, Class AI, IO,
3.293s, 2037	24,607,646	1,784,054
IFB Ser. 07-15, Class NI, IO,
3.293s, 2022	10,574,623	674,132
IFB Ser. 07-106, Class SM, IO,
3.253s, 2037	15,022,975	1,100,703
IFB Ser. 08-3, Class SC, IO,
3.243s, 2038	39,710,003	3,060,462
IFB Ser. 07-109, Class XI, IO,
3.243s, 2037	4,156,638	341,996
IFB Ser. 07-109, Class YI, IO,
3.243s, 2037	5,428,594	390,756
IFB Ser. 07-W8, Class 2A2, IO,
3.243s, 2037	10,395,665	659,449
IFB Ser. 07-88, Class JI, IO,
3.243s, 2037	8,384,340	643,984
IFB Ser. 06-79, Class SH, IO,
3.243s, 2036	8,951,443	747,172
IFB Ser. 07-54, Class KI, IO,
3.233s, 2037	2,771,362	160,709
IFB Ser. 07-30, Class JS, IO,
3.233s, 2037	9,987,644	724,104
IFB Ser. 07-30, Class LI, IO,
3.233s, 2037	9,102,142	748,324
IFB Ser. 07-W2, Class 1A2, IO,
3.223s, 2037	4,854,889	336,390
IFB Ser. 07-106, Class SN, IO,
3.203s, 2037	6,123,298	437,528
IFB Ser. 07-54, Class IA, IO,
3.203s, 2037	5,027,898	399,366
IFB Ser. 07-54, Class IB, IO,
3.203s, 2037	5,027,898	399,366
IFB Ser. 07-54, Class IC, IO,
3.203s, 2037	5,027,898	399,366
IFB Ser. 07-54, Class ID, IO,
3.203s, 2037	5,027,898	399,366
IFB Ser. 07-54, Class IE, IO,
3.203s, 2037	5,027,898	399,366

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-54, Class IF, IO,
3.203s, 2037	$7,963,736	$648,117
IFB Ser. 07-54, Class NI, IO,
3.203s, 2037	4,834,359	403,008
IFB Ser. 07-54, Class UI, IO,
3.203s, 2037	7,304,212	583,089
IFB Ser. 07-91, Class AS, IO,
3.193s, 2037	4,298,269	324,919
IFB Ser. 07-91, Class HS, IO,
3.193s, 2037	4,406,697	311,739
IFB Ser. 07-15, Class CI, IO,
3.173s, 2037	19,249,068	1,424,547
IFB Ser. 06-123, Class BI, IO,
3.173s, 2037	23,484,489	1,716,106
IFB Ser. 06-115, Class JI, IO,
3.173s, 2036	13,980,784	1,022,345
IFB Ser. 07-109, Class PI, IO,
3.143s, 2037	6,685,327	503,103
IFB Ser. 06-123, Class LI, IO,
3.113s, 2037	9,621,802	750,823
IFB Ser. 08-1, Class NI, IO,
3.043s, 2037	11,125,133	702,274
IFB Ser. 08-10, Class GI, IO,
3.023s, 2038	8,197,090	461,118
IFB Ser. 08-13, Class SA, IO,
3.013s, 2038	24,881,801	1,690,942
IFB Ser. 07-39, Class AI, IO,
2.913s, 2037	8,807,029	575,948
IFB Ser. 07-32, Class SD, IO,
2.903s, 2037	5,850,817	413,214
IFB Ser. 07-30, Class UI, IO,
2.893s, 2037	4,861,438	332,471
IFB Ser. 07-32, Class SC, IO,
2.893s, 2037	8,355,770	584,570
IFB Ser. 07-1, Class CI, IO,
2.893s, 2037	5,621,111	401,173
IFB Ser. 05-74, Class SE, IO,
2.893s, 2035	3,703,800	218,350
IFB Ser. 05-92, Class US, IO,
2.893s, 2025	14,351,046	735,491
IFB Ser. 05-14, Class SE, IO,
2.843s, 2035	5,410,271	319,530
IFB Ser. 08-1, Class BI, IO,
2.703s, 2038	21,705,681	1,061,755
IFB Ser. 07-75, Class ID, IO,
2.663s, 2037	7,283,750	472,890
Ser. 03-W10, Class 3, IO,
1.937s, 2043	967,056	63,346
Ser. 03-W17, Class 12, IO,
1.147s, 2033	17,156,071	660,433
Ser. 01-T1, Class 1, IO,
0.809s, 2040	919,937	11,680
Ser. 00-T6, IO, 0.768s, 2030	15,289,789	223,307
Ser. 03-W10, Class 3A, IO,
0.703s, 2043	31,881,382	655,822
Ser. 03-W10, Class 1A, IO,
0.66s, 2043	25,974,777	429,924
Ser. 02-T18, IO, 0.514s, 2042	46,160,950	563,117
Ser. 02-W8, Class 1, IO,
0.345s, 2042	23,423,512	237,158
Ser. 06-117, Class OA, PO,
zero %, 2036	282,630	229,475
Ser. 06-56, Class XF, zero %, 2036	364,525	377,780
Ser. 04-38, Class AO, PO,
zero %, 2034	2,116,918	1,471,258

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Fannie Mae
Ser. 04-61, Class CO, PO, zero %, 2031	$2,640,261	$2,085,806
Ser. 99-51, Class N, PO, zero %, 2029	330,255	277,415
Ser. 07-15, Class IM, IO, zero %, 2009	4,796,248	349
Ser. 07-16, Class TS, IO, zero %, 2009	19,862,434	1,394
FRB Ser. 05-91, Class EF, zero %, 2035	411,980	402,347
FRB Ser. 06-54, Class CF, zero %, 2035	385,299	368,263

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	35,033	37,102
Ser. T-42, Class A5, 7 1/2s, 2042	439,385	454,442
Ser. T-60, Class 1A2, 7s, 2044	8,358,632	8,871,501
IFB Ser. T-56, Class 2ASI, IO,
4.893s, 2043	3,064,390	334,325
Ser. T-57, Class 1AX, IO, 0.451s, 2043	13,484,071	142,608

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.322s, 2020 F	27,461,801	1,743,168

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.026s, 2039	2,630,915	2,630,915

First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	3,121,100	1,875,645

First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,218,834

Freddie Mac
IFB Ser. 3153, Class JS, 20.663s, 2036	2,499,868	2,873,317
IFB Ser. 3182, Class PS, 18.65s, 2032	3,044,446	3,512,624
IFB Ser. 3182, Class SP, 18.65s, 2032	1,653,707	1,660,946
IFB Ser. 3393, Class JS,
18.059998s, 2032	2,450,990	2,492,705
IFB Ser. 3081, Class DC, 17.966s, 2035	2,326,841	2,472,225
IFB Ser. 3211, Class SI, IO,
17.207s, 2036	1,882,382	912,307
IFB Ser. 3114, Class GK, 16.45s, 2036	1,476,854	1,571,680
IFB Ser. 2979, Class AS, 15.152s, 2034	1,090,381	1,132,081
IFB Ser. 3149, Class SU, 12.822s, 2036	1,775,185	1,712,478
IFB Ser. 3065, Class DC, 12.398s, 2035	3,904,714	3,774,296
IFB Ser. 3012, Class FS, 10.656s, 2035	2,153,152	2,169,322
IFB Ser. 246, Class S54, IO,
6.113s, 2037	25,990,532	3,053,887
IFB Ser. 248, IO, 5 1/2s, 2037	4,550,292	1,031,636
IFB Ser. 2828, Class GI, IO, 5.013s, 2034	394,028	44,010
IFB Ser. 3184, Class SP, IO, 4.863s, 2033	9,004,720	746,572
IFB Ser. 2869, Class JS, IO, 4.763s, 2034	846,134	59,808
IFB Ser. 2882, Class LS, IO, 4.713s, 2034	4,061,784	361,515
IFB Ser. 3203, Class SH, IO, 4.653s, 2036	5,085,869	520,305
IFB Ser. 2594, Class SE, IO, 4.563s, 2030	1,522,576	116,432
IFB Ser. 2828, Class TI, IO, 4.563s, 2030	3,258,559	245,258
IFB Ser. 3397, Class GS, IO, 4.513s, 2037	4,102,293	313,403
IFB Ser. 3297, Class BI, IO, 4.273s, 2037	15,972,487	1,391,268
IFB Ser. 3287, Class SD, IO, 4.263s, 2037	4,772,470	399,828
IFB Ser. 3281, Class BI, IO, 4.263s, 2037	2,785,563	256,170
IFB Ser. 3281, Class CI, IO, 4.263s, 2037	3,991,194	367,596
IFB Ser. 3249, Class SI, IO, 4.263s, 2036	2,676,633	215,972
IFB Ser. 3028, Class ES, IO, 4.263s, 2035	17,507,759	1,568,030
IFB Ser. 3042, Class SP, IO, 4.263s, 2035	4,664,978	340,873
IFB Ser. 2990, Class TS, IO, 4.263s, 2035	5,617,501	359,666
IFB Ser. 3045, Class DI, IO, 4.243s, 2035	29,237,417	2,200,817
IFB Ser. 3236, Class ES, IO, 4.213s, 2036	471,980	37,387
IFB Ser. 3136, Class NS, IO, 4.213s, 2036	3,529,751	273,591
IFB Ser. 3107, Class DC, IO, 4.213s, 2035	16,730,656	1,488,694
IFB Ser. 2950, Class SM, IO, 4.213s, 2016	2,089,477	174,756
IFB Ser. 3256, Class S, IO, 4.203s, 2036	9,915,387	830,414
IFB Ser. 3031, Class BI, IO, 4.202s, 2035	3,828,633	305,235
IFB Ser. 3370, Class TS, IO, 4.183s, 2037	16,354,731	1,213,189

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3244, Class SB, IO, 4.173s, 2036	$4,092,928	$288,296
IFB Ser. 3244, Class SG, IO, 4.173s, 2036	4,749,224	395,311
IFB Ser. 3236, Class IS, IO, 4.163s, 2036	8,289,980	606,205
IFB Ser. 3033, Class SG, IO, 4.163s, 2035	3,751,608	271,277
IFB Ser. 3114, Class TS, IO, 4.163s, 2030	22,746,074	1,793,619
IFB Ser. 3128, Class JI, IO, 4.143s, 2036	1,599,912	130,993
IFB Ser. 3240, Class S, IO, 4.133s, 2036	16,172,700	1,362,129
IFB Ser. 3229, Class BI, IO, 4.133s, 2036	507,131	39,756
IFB Ser. 3153, Class JI, IO, 4.133s, 2036	7,377,725	470,330
IFB Ser. 3065, Class DI, IO, 4.133s, 2035	2,703,986	211,184
IFB Ser. 3145, Class GI, IO, 4.113s, 2036	1,305,797	113,441
IFB Ser. 3218, Class AS, IO, 4.093s, 2036	5,169,294	403,360
IFB Ser. 3221, Class SI, IO, 4.093s, 2036	6,457,170	482,344
IFB Ser. 3424, Class XI, IO, 4.083s, 2036	10,526,785	775,355
IFB Ser. 3202, Class PI, IO, 4.053s, 2036	17,873,049	1,434,098
IFB Ser. 3355, Class MI, IO, 4.013s, 2037	4,571,242	341,892
IFB Ser. 3201, Class SG, IO, 4.013s, 2036	8,181,116	618,778
IFB Ser. 3203, Class SE, IO, 4.013s, 2036	7,311,550	560,389
IFB Ser. 3238, Class LI, IO, 4.003s, 2036	5,385,957	429,518
IFB Ser. 3171, Class PS, IO, 3.998s, 2036	6,646,538	519,261
IFB Ser. 3152, Class SY, IO, 3.993s, 2036	12,539,380	1,144,544
IFB Ser. 3366, Class SA, IO, 3.963s, 2037	9,970,048	767,793
IFB Ser. 3284, Class BI, IO, 3.963s, 2037	4,640,521	332,897
IFB Ser. 3260, Class SA, IO, 3.963s, 2037	4,585,365	303,868
IFB Ser. 3199, Class S, IO, 3.963s, 2036	10,589,656	888,134
IFB Ser. 3284, Class LI, IO, 3.953s, 2037	12,503,081	948,446
IFB Ser. 3281, Class AI, IO, 3.943s, 2037	19,584,245	1,611,456
IFB Ser. 3311, Class EI, IO, 3.923s, 2037	5,485,110	449,906
IFB Ser. 3311, Class IA, IO, 3.923s, 2037	7,593,576	646,875
IFB Ser. 3311, Class IB, IO, 3.923s, 2037	7,593,576	646,875
IFB Ser. 3311, Class IC, IO, 3.923s, 2037	7,593,576	646,875
IFB Ser. 3311, Class ID, IO, 3.923s, 2037	7,593,576	646,875
IFB Ser. 3311, Class IE, IO, 3.923s, 2037	11,957,710	1,018,643
IFB Ser. 3311, Class PI, IO, 3.923s, 2037	7,092,261	586,863
IFB Ser. 3382, Class SI, IO, 3.913s, 2037	15,771,189	1,085,594
IFB Ser. 3375, Class MS, IO, 3.913s, 2037	26,702,670	1,915,196
IFB Ser. 3240, Class GS, IO, 3.893s, 2036	10,064,233	796,301
IFB Ser. 3416, Class BI, IO, 3.763s, 2038	21,003,104	1,527,766
IFB Ser. 2967, Class SA, IO, 3.663s, 2035	6,178,211	335,131
IFB Ser. 3339, Class TI, IO, 3.653s, 2037	11,226,639	759,244
IFB Ser. 3284, Class CI, IO, 3.633s, 2037	20,931,550	1,434,020
IFB Ser. 3016, Class SQ, IO, 3.623s, 2035	6,465,891	353,529
IFB Ser. 3397, Class SQ, IO, 3.483s, 2037	15,369,981	920,354
IFB Ser. 3226, Class YS, IO, 3.363s, 2036	16,136,194	537,013
IFB Ser. 3424, Class UI, IO, 3.273s, 2037	7,358,532	430,641
IFB Ser. 2852, Class VS, IO, 3.4.350s, 2034	355,309	36,230
Ser. 246, PO, zero %, 2037	3,156,989	2,565,547
Ser. 3292, Class DO, PO, zero %, 2037	520,626	382,393
Ser. 3292, Class OA, PO, zero %, 2037	546,698	379,740
Ser. 3300, PO, zero %, 2037	3,054,684	2,367,380
Ser. 3139, Class CO, PO, zero %, 2036	897,196	722,731
Ser. 2587, Class CO, PO, zero %, 2032	2,633,409	2,175,726
Ser. 1208, Class F, PO, zero %, 2022	321,855	270,528
FRB Ser. 3345, Class TY, zero %, 2037	842,806	823,922
FRB Ser. 3326, Class XF, zero %, 2037	957,420	841,561
FRB Ser. 3273, Class HF, zero %, 2037	163,461	172,237
FRB Ser. 3235, Class TP, zero %, 2036	267,705	237,457
FRB Ser. 3283, Class KF, zero %, 2036	327,218	262,203
Ser. 3226, Class YI, IO, zero %, 2036	16,136,194	616,386
FRB Ser. 3226, Class YW, zero %, 2036	1,435,103	1,254,194
FRB Ser. 3332, Class UA, zero %, 2036	361,912	338,212
FRB Ser. 3251, Class TC, zero %, 2036	3,824,369	3,876,417
FRB Ser. 3130, Class JF, zero %, 2036	1,283,216	1,334,742
FRB Ser. 3326, Class WF, zero %, 2035	923,583	771,636
FRB Ser. 3030, Class EF, zero %, 2035	425,297	416,151
FRB Ser. 3412, Class UF, zero %, 2035	2,172,875	1,831,478

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Freddie Mac
FRB Ser. 2980, Class TY, zero %, 2035	$188,711	$154,062
FRB Ser. 3112, Class XM, zero %, 2034	144,799	147,851

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.787s, 2033	1,354,000	1,322,976
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	2,891,054

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	4,134,628	3,944,493

Government National
Mortgage Association
FRB Ser. 07-41, Class SA, 21.075s, 2037	516,567	615,045
FRB Ser. 07-40, Class GS, 20.955s, 2037	200,878	232,171
FRB Ser. 07-45, Class SA, 20.715s, 2037	174,078	202,943
FRB Ser. 07-45, Class SB, 20.475s, 2037	174,078	201,761
IFB Ser. 07-51, Class SP, 20.355s, 2037	438,199	505,397
IFB Ser. 05-66, Class SP, 12.54s, 2035	2,165,615	2,130,093
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	3,059,585	703,705
IFB Ser. 08-42, Class AI, IO,
5.202s, 2038	35,556,126	3,691,153
IFB Ser. 04-59, Class SH, IO,
4.762s, 2034	2,339,306	216,937
IFB Ser. 04-59, Class SC, IO,
4.712s, 2034	3,272,834	308,481
IFB Ser. 04-26, Class IS, IO,
4.712s, 2034	5,738,812	362,523
IFB Ser. 07-47, Class SA, IO,
4.612s, 2036	6,622,307	674,738
IFB Ser. 08-29, Class SA, IO,
4.593s, 2038	31,336,277	2,686,992
IFB Ser. 07-35, Class NY, IO,
4.412s, 2035	8,180,748	619,904
IFB Ser. 07-26, Class SD, IO,
4.312s, 2037	8,025,566	546,742
IFB Ser. 04-17, Class QN, IO,
4.212s, 2034	2,959,769	271,000
IFB Ser. 07-2, Class SA, IO,
4.193s, 2037	774,118	63,265
IFB Ser. 06-69, Class SI, IO,
4.193s, 2036	6,388,579	519,861
IFB Ser. 06-61, Class SM, IO,
4.193s, 2036	10,429,854	850,380
IFB Ser. 06-62, Class SI, IO,
4.193s, 2036	5,487,225	449,678
IFB Ser. 07-1, Class SL, IO,
4.173s, 2037	2,398,831	195,065
IFB Ser. 07-1, Class SM, IO,
4.163s, 2037	2,383,259	193,285
IFB Ser. 07-48, Class SB, IO,
4.162s, 2037	6,530,732	424,778
IFB Ser. 06-62, Class SA, IO,
4.153s, 2036	7,508,776	591,876
IFB Ser. 06-64, Class SB, IO,
4.153s, 2036	7,640,375	618,497
IFB Ser. 05-68, Class PU, IO,
4.113s, 2032	5,400,113	550,086
IFB Ser. 07-74, Class SI, IO,
4.082s, 2037	7,880,330	716,759
IFB Ser. 07-17, Class AI, IO,
4.062s, 2037	19,288,521	1,427,428
IFB Ser. 07-78, Class SA, IO,
4.042s, 2037	32,236,519	2,050,372
IFB Ser. 08-2, Class SM, IO,
4.012s, 2038	19,635,515	1,284,575
IFB Ser. 07-9, Class AI, IO,
4.012s, 2037	8,934,386	620,743

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-49, Class NY, IO,
3.913s, 2035	$21,228,797	$1,611,393
IFB Ser. 08-40, Class SA, IO,
3.912s, 2038	58,807,763	4,134,656
IFB Ser. 05-71, Class SA, IO,
3.872s, 2035	14,239,804	1,035,291
IFB Ser. 07-25, Class KS, IO,
3.712s, 2037	9,119,005	617,329
IFB Ser. 07-21, Class S, IO,
3.712s, 2037	302,063	17,905
IFB Ser. 07-31, Class AI, IO,
3.692s, 2037	5,582,073	456,401
IFB Ser. 07-26, Class SG, IO,
3.663s, 2037	7,900,838	624,739
IFB Ser. 07-62, Class S, IO,
3.662s, 2037	9,110,348	546,872
IFB Ser. 07-9, Class BI, IO,
3.633s, 2037	14,767,319	1,002,530
IFB Ser. 07-31, Class CI, IO,
3.623s, 2037	4,510,841	310,042
IFB Ser. 07-25, Class SA, IO,
3.613s, 2037	5,647,074	391,805
IFB Ser. 07-25, Class SB, IO,
3.613s, 2037	11,087,798	762,398
IFB Ser. 07-22, Class S, IO,
3.613s, 2037	4,417,572	385,340
IFB Ser. 07-11, Class SA, IO,
3.613s, 2037	4,165,527	320,896
IFB Ser. 07-14, Class SB, IO,
3.613s, 2037	3,998,211	294,884
IFB Ser. 06-69, Class SA, IO,
3.613s, 2036	12,290,675	846,623
IFB Ser. 05-84, Class AS, IO,
3.613s, 2035	12,756,878	1,015,069
IFB Ser. 07-43, Class SC, IO,
3.612s, 2037	7,506,467	432,125
IFB Ser. 07-40, Class SC, IO,
3.563s, 2037	633,063	43,357
IFB Ser. 07-40, Class SD, IO,
3.563s, 2037	633,063	43,357
IFB Ser. 07-40, Class SE, IO,
3.563s, 2037	633,063	43,357
IFB Ser. 07-42, Class SC, IO,
3.563s, 2037	1,227,161	80,254
IFB Ser. 07-40, Class SB, IO,
3.563s, 2037	12,484,673	811,229
IFB Ser. 07-42, Class SB, IO,
3.563s, 2037	1,224,645	80,089
IFB Ser. 07-51, Class SJ, IO,
3.563s, 2037	5,248,042	427,187
IFB Ser. 07-53, Class SY, IO,
3.548s, 2037	11,412,842	1,001,956
IFB Ser. 07-41, Class SM, IO,
3.513s, 2037	1,785,823	111,614
IFB Ser. 07-41, Class SN, IO,
3.513s, 2037	1,821,738	113,859
IFB Ser. 07-58, Class PS, IO,
3.513s, 2037	3,463,000	269,747
IFB Ser. 04-88, Class S, IO,
3.513s, 2032	6,785,779	421,890
IFB Ser. 07-40, Class SG, IO,
3.493s, 2037	1,397,932	92,806
IFB Ser. 07-59, Class PS, IO,
3.483s, 2037	4,122,445	300,003
IFB Ser. 07-59, Class SP, IO,
3.483s, 2037	505,738	37,564

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 06-38, Class SG, IO,
3.463s, 2033	$16,494,227	$1,017,451
IFB Ser. 07-45, Class QA, IO,
3.453s, 2037	1,228,172	80,599
IFB Ser. 07-45, Class QB, IO,
3.413s, 2037	1,228,172	73,690
IFB Ser. 07-53, Class SG, IO,
3.413s, 2037	3,062,613	194,793
IFB Ser. 07-51, Class SG, IO,
3.393s, 2037	25,755,738	1,622,529
IFB Ser. 08-3, Class SA, IO,
3.363s, 2038	9,803,017	599,859
IFB Ser. 07-79, Class SY, IO,
3.363s, 2037	19,963,443	1,147,898
IFB Ser. 07-64, Class AI, IO,
3.363s, 2037	2,021,632	122,394
IFB Ser. 07-53, Class ES, IO,
3.363s, 2037	4,507,601	250,555
IFB Ser. 08-2, Class SB, IO,
3.333s, 2038	25,147,585	1,428,207
IFB Ser. 07-10, Class SB, IO,
3.333s, 2037	34,371,877	2,399,136
IFB Ser. 08-4, Class SA, IO,
3.329s, 2038	60,755,208	3,734,805
IFB Ser. 07-9, Class DI, IO,
3.323s, 2037	7,459,299	448,380
IFB Ser. 07-59, Class SC, IO,
3.313s, 2037	1,697,831	110,862
IFB Ser. 07-57, Class QA, IO,
3.313s, 2037	11,551,393	726,316
IFB Ser. 07-58, Class SA, IO,
3.313s, 2037	5,472,017	320,688
IFB Ser. 07-58, Class SC, IO,
3.313s, 2037	8,518,636	466,942
IFB Ser. 07-59, Class SA, IO,
3.313s, 2037	31,410,665	1,991,775
IFB Ser. 07-61, Class SA, IO,
3.313s, 2037	5,882,782	356,874
IFB Ser. 07-53, Class SC, IO,
3.313s, 2037	4,881,180	261,416
IFB Ser. 08-34, Class SH, IO,
3.313s, 2037	10,534,700	714,684
IFB Ser. 06-26, Class S, IO,
3.313s, 2036	42,017,269	2,975,663
IFB Ser. 08-15, Class CI, IO,
3.303s, 2038	42,590,731	2,583,809
IFB Ser. 07-58, Class SD, IO,
3.303s, 2037	8,109,173	444,636
IFB Ser. 08-9, Class SK, IO,
3.293s, 2038	17,400,680	1,183,366
IFB Ser. 08-6, Class SC, IO,
3.288s, 2038	43,130,032	2,362,577
IFB Ser. 07-59, Class SD, IO,
3.283s, 2037	821,820	46,878
IFB Ser. 06-49, Class SA, IO,
3.273s, 2036	14,629,231	925,868
IFB Ser. 05-92, Class S, IO,
3.213s, 2032	28,650,816	1,560,126
IFB Ser. 05-65, Class SI, IO,
3.163s, 2035	7,921,989	493,247
IFB Ser. 06-7, Class SB, IO,
3.133s, 2036	1,469,089	87,628
IFB Ser. 08-15, Class PI, IO,
3.113s, 2035	3,689,763	253,860
IFB Ser. 06-16, Class SX, IO,
3.103s, 2036	14,918,750	996,192

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-17, Class IB, IO,
3.063s, 2037	$4,107,607	$217,811
IFB Ser. 06-10, Class SM, IO,
3.063s, 2036	10,913,659	718,540
IFB Ser. 06-14, Class S, IO,
3.063s, 2036	6,332,244	399,881
IFB Ser. 05-57, Class PS, IO,
3.063s, 2035	8,455,587	504,059
IFB Ser. 06-11, Class ST, IO,
3.053s, 2036	3,963,300	234,436
IFB Ser. 07-27, Class SD, IO,
3.013s, 2037	3,938,959	229,093
IFB Ser. 07-19, Class SJ, IO,
3.013s, 2037	6,873,592	376,474
IFB Ser. 07-23, Class ST, IO,
3.013s, 2037	8,717,814	471,913
IFB Ser. 07-9, Class CI, IO,
3.013s, 2037	9,703,737	549,844
IFB Ser. 07-7, Class EI, IO,
3.013s, 2037	4,402,923	245,925
IFB Ser. 07-7, Class JI, IO,
3.013s, 2037	11,791,082	648,509
IFB Ser. 07-1, Class S, IO,
3.013s, 2037	9,079,927	499,160
IFB Ser. 07-3, Class SA, IO,
3.013s, 2037	8,667,891	484,977
IFB Ser. 05-17, Class S, IO,
2.993s, 2035	7,568,120	461,528
IFB Ser. 05-3, Class SN, IO,
2.913s, 2035	20,416,845	1,235,379
IFB Ser. 07-73, Class MI, IO,
2.813s, 2037	3,398,295	151,431
IFB Ser. 04-41, Class SG, IO,
2.813s, 2034	20,459,372	740,565
Ser. 07-73, Class MO, PO,
zero %, 2037	246,423	201,930
Ser. 99-31, Class MP, PO,
zero %, 2029	31,212	26,021
FRB Ser. 07-71, Class TA,
zero %, 2037	1,693,266	1,648,275
FRB Ser. 07-71, Class UC,
zero %, 2037	195,543	211,239
Ser. 07-73, Class KI, IO,
zero %, 2037	2,468,145	37,580
FRB Ser. 07-73, Class KM,
zero %, 2037	247,206	250,584
FRB Ser. 07-61, Class YC,
zero %, 2037	2,541,271	2,532,922
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	286,003	243,470

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	1,506,000	1,417,203
Ser. 06-GG6, Class A2, 5.506s, 2038	5,643,000	5,505,875

GSMPS Mortgage Loan Trust 144A
Ser. 01-2, IO, 0.205s, 2032	1,128,199	5,008

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	409,597	42,829

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.133s, 2037	17,490,169	12,592,922

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 3.317s, 2037	1,620,895	1,334,832

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (44.3%)* cont.	amount	Value

IndyMac Index Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
6.313s, 2036	$4,053,909	$2,502,332
FRB Ser. 07-AR15, Class 1A1,
6.225s, 2037	7,046,107	4,720,892
FRB Ser. 07-AR9, Class 2A1,
6.039s, 2037	7,223,939	4,840,039
FRB Ser. 07-AR11, Class 1A1,
5.64s, 2037	5,412,243	3,301,468
FRB Ser. 05-AR31, Class 3A1,
5.633s, 2036	14,060,276	9,560,988

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1,
5.94s, 2036	5,041,811	3,529,267
FRB Ser. 06-A6, Class 1A1,
3.367s, 2036 F	6,397,885	3,819,194

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	2,318,000	1,904,028
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	11,043,000	10,349,389
FRB Ser. 07-LD11, Class A3,
6.007s, 2049	1,878,000	1,678,369
Ser. 07-CB20, Class A3, 5.863s, 2051	3,771,000	3,466,379
Ser. 08-C2, Class X, IO, 0.647s, 2051	261,567,362	6,743,207

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 07-CB20, Class X1, IO,
0.068s, 2051	280,271,310	2,847,557

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,536,030
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,032,554

LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	3,440,000	3,230,295
Ser. 07-C7, Class XW, IO, 0.526s, 2045	273,300,230	5,875,873

LB-UBS Commercial Mortgage Trust
144A Ser. 07-C7, Class XCL, IO,
0.086s, 2045	116,402,622	1,113,042

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 20.839s, 2037	3,130,516	2,817,465
IFB Ser. 07-5, Class 8A2, IO,
4.513s, 2036	5,456,921	486,981
IFB Ser. 07-4, Class 3A2, IO,
3.993s, 2037	4,604,446	383,173
IFB Ser. 06-5, Class 2A2, IO,
3.943s, 2036	10,588,158	767,641
IFB Ser. 07-2, Class 2A13, IO,
3.483s, 2037	8,285,836	621,438
IFB Ser. 06-9, Class 2A2, IO,
3.413s, 2037	9,896,422	773,851
IFB Ser. 06-7, Class 2A4, IO,
3.343s, 2036	17,442,747	1,220,992
IFB Ser. 06-7, Class 2A5, IO,
3.343s, 2036	16,367,228	1,145,706
IFB Ser. 06-6, Class 1A2, IO,
3.293s, 2036	7,048,265	493,379
IFB Ser. 06-6, Class 1A3, IO,
3.293s, 2036	9,994,603	699,622

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	4,511,500	2,030,175
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	1,653,000	661,200
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	752,500	285,950

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (44.3%)* cont.		amount	Value

MASTR Adjustable Rate Mortgages
Trust FRB Ser. 04-13, Class 3A6,
3.788s, 2034		$579,000	$460,305

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036		4,497,098	3,372,823

Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.119s, 2049		201,110,022	2,453,956

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.278s, 2035		867,760	878,569
Ser. 96-C2, Class JS, IO,
2.261s, 2028		6,614,751	476,659

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050		1,006,000	959,212
FRB Ser. 07-C1, Class A2, 5.919s, 2050		5,000,000	4,845,632

Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 6.119s, 2049		1,827,000	1,761,860

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.867s, 2017		11,177,942	1,910,667

Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO,
8.007s, 2037		7,990,543	1,754,475

Morgan Stanley Capital
FRB Ser. 08-T29, Class A3, 6.458s, 2043		2,439,000	2,377,684
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049		1,136,000	901,019

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		13,869,752	7,628,364
Ser. 07-HQ13, Class X1, IO,
0.822s, 2044		126,486,987	3,348,111

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.852s, 2035		6,873,623	4,656,880

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.184s, 2030		2,378,284	2,380,077
Ser. 97-MC2, Class X, IO, 1.988s, 2012		21,244	—

Permanent Financing PLC 144A FRB
Ser. 9A, Class 3A, 2.917s, 2033
(United Kingdom)		6,371,000	5,767,087

Permanent Master Issuer PLC FRB
Ser. 07-1, Class 4A, 2.871s, 2033
(United Kingdom)		7,758,000	7,399,193

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		880,000	516,868

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		14,105,595	9,873,916
IFB Ser. 07-A3, Class 2A2, IO,
3.483s, 2037		18,987,567	1,234,192

Residential Mortgage Securities 144A
FRB Ser. 20A, Class B1A, 6.509s, 2038
(United Kingdom)	GBP	665,158	699,001

SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		$1,580,000	1,332,145

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		1,339,000	923,910
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		1,590,000	1,033,500
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		1,438,000	920,320
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		1,371,000	795,180

COLLATERALIZED MORTGAGE		Principal
OBLIGATIONS (44.3%)* cont.		amount	Value

Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 06-9, Class 1A1, 5.715s, 2036		$4,744,751	$3,086,833

Structured Asset
Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
2.541s, 2037		19,834,068	1,227,107
Ser. 07-4, Class 1A4, IO, 1s, 2037		21,010,500	493,058

Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
3.317s, 2037		21,263,464	930,277

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 6.845s,
2014 (Ireland)	GBP	1,094,530	1,749,718
FRB Ser. 05-CT1A, Class D, 7.095s,
2014 (Ireland)	GBP	2,491,896	3,585,638

URSUS EPC 144A
FRB Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	1,477,037	2,308,214
Ser. 1-A, Class X1, IO, 4.925s,
2012 (Ireland)	GBP	5,000	102,316

Wachovia Bank Commercial
Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$11,512,000	10,631,038
Ser. 07-C34, IO, 0.521s, 2046		76,089,865	1,610,822

Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 5.788s, 2018		3,292,000	2,962,800

Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		59,061,323	398,664

Total collateralized mortgage obligations
(cost $876,903,126)			$844,806,218

U.S. GOVERNMENT AND AGENCY		Principal
MORTGAGE OBLIGATIONS (31.7%)*		amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
August 20, 2037 to November 20, 2037		$3,994,789	$4,095,441

			4,095,441

U.S. Government Agency Mortgage Obligations (31.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, September 1, 2021		63,395	64,584
5 1/2s, May 1, 2020		312,459	315,535

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
October 1, 2036 to August 1, 2037		4,078,158	4,185,688
6s, April 1, 2021		3,244,452	3,310,862
6s, TBA, October 1, 2034		78,000,000	78,938,434
5 1/2s, with due dates from
March 1, 2037 to January 1, 2038		11,445,117	11,412,482
5 1/2s, with due dates from
January 1, 2009 to February 1, 2021		3,753,451	3,801,600
5 1/2s, TBA, October 1, 2034		11,000,000	10,955,313
5s, TBA, October 1, 2034		411,000,000	400,018,573
5s, TBA, November 1, 2038		78,000,000	75,800,158

U.S. GOVERNMENT AND AGENCY		Principal
MORTGAGE OBLIGATIONS (31.7%)* cont.		amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, with due dates from
August 1, 2033 to October 1, 2035		$12,090,079	$11,441,066
4s, with due dates from
May 1, 2019 to September 1, 2020		725,801	693,114

			600,937,409

Total U.S. government and agency mortgage obligations
(cost $604,581,328)			$605,032,850

CORPORATE BONDS		Principal
AND NOTES (24.8%)*		amount	Value

Basic Materials (1.5%)
Bayer AG jr. unsec. sub. bond FRB
5s, 2105 (Germany)	EUR	819,000	$895,221

Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN
7.054s, 2012		$1,195,000	770,775

Clondalkin Acquisition BV 144A
company guaranty sr. sec.
notes FRN 4.819s, 2013 (Netherlands)		885,000	726,806

Compass Minerals
International, Inc. sr. disc.
notes Ser. B, 12s, 2013		856,000	885,960

Domtar Corp. company
guaranty Ser. *, 7 7/8s, 2011 (Canada)		640,000	636,800

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes
8 3/8s, 2017		3,442,000	3,373,160

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015 S		1,722,000	1,683,255

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
5.883s, 2015		605,000	575,503

Georgia-Pacific Corp.
debs. 9 1/2s, 2011		239,000	236,610

Georgia-Pacific Corp.
notes 8 1/8s, 2011		230,000	227,700

Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		2,431,000	2,510,008

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		339,000	267,810

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		3,981,000	3,423,660

Momentive Performance
Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		1,114,000	880,060

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		951,000	971,661

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		574,000	594,244

NewPage Corp. company
guaranty 10s, 2012		1,691,000	1,513,445

NewPage Holding Corp.
sr. notes FRN 9.986s, 2013 ‡‡		366,175	324,065

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		82,000	64,780

CORPORATE BONDS		Principal
AND NOTES (24.8%)* cont.		amount	Value

Basic Materials cont.
Novelis, Inc. company
guaranty 7 1/4s, 2015		$701,000	$609,870

Rhodia SA sr. unsec. FRN 7.713s,
2013 (France)	EUR	1,835,000	2,370,695

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	1,400,000	1,765,335

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$3,667,000	3,153,620

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016 S		706,000	628,340

			29,089,383
Capital Goods (1.3%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		394,000	368,390

Berry Plastics Corp. company
guaranty sr. sec. notes FRN
7.541s, 2015		3,425,000	3,048,250

Bombardier, Inc. 144A sr. unsec.
notes FRN 8.09s, 2013 (Canada)	EUR	865,000	1,205,826

Bombardier, Inc. 144A unsec.
notes 6 3/4s, 2012 (Canada)		$7,295,000	7,003,200

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		2,057,000	2,026,145

General Cable Corp. company guaranty
sr. unsec. notes FRN 5.166s, 2015		850,000	714,000

Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		1,066,000	954,070

Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		305,000	292,800

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		3,102,000	2,869,350

L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		2,084,000	1,886,020

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)		2,734,000	2,743,607

Owens-Illinois, Inc. debs. 7 1/2s, 2010		453,000	448,470

Ryerson Tull, Inc. 144A sec.
notes 12s, 2015		2,012,000	1,710,200

			25,270,328
Communication Services (1.6%)
American Tower Corp. 144A
sr. notes 7s, 2017 S		1,730,000	1,652,150

Cincinnati Bell, Inc. company
guaranty 7s, 2015		1,294,000	1,086,960

Cricket Communications, Inc.
company guaranty sr. unsec.
notes Ser. *, 9 3/8s, 2014		1,765,000	1,641,450

Cricket Communications, Inc. 144A
company guaranty sr. notes 10s, 2015		2,065,000	1,972,075

Digicel Group, Ltd. 144A
sr. unsec. notes 8 7/8s, 2015 (Jamaica)		1,095,000	919,800

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)		1,050,000	1,039,500

Inmarsat Finance PLC company guaranty
stepped-coupon zero % (10 3/8s,
11/15/08), 2012 (United Kingdom) ††		4,551,000	4,482,735

iPCS, Inc. company guaranty sr.
sec. notes FRN 4.926s, 2013 S		575,000	468,625

CORPORATE BONDS		Principal
AND NOTES (24.8%)* cont.		amount	Value

Communication Services cont.
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		$370,000	$345,950

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014		2,985,000	2,582,025

Qwest Corp. sr. unsec.
notes 7 1/2s, 2014 S		610,000	527,650

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012		4,691,000	4,597,180

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025		1,375,000	1,024,375

West Corp. company
guaranty 9 1/2s, 2014		528,000	403,920

Wind Aquisition Finance SA
notes 9 3/4s, 2015 (Netherlands)	EUR	5,355,000	6,903,214

			29,647,609
Consumer Cyclicals (3.4%)
Allison Transmission 144A company
guaranty 11s, 2015		$350,000	304,500

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		720,000	216,000

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014		1,325,000	950,688

CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)		1,453,443	1,213,625

Cenveo Corp. 144A company
guaranty sr. unsec.
notes 10 1/2s, 2016		1,145,000	1,059,125

D.R. Horton, Inc. company
guaranty 8s, 2009		908,000	893,245

D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009		1,252,000	1,220,700

D.R. Horton, Inc.
sr. notes 7 7/8s, 2011		3,460,000	3,114,000

FelCor Lodging LP company
guaranty 8 1/2s, 2011 R		3,792,000	3,280,080

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011		3,013,000	2,012,347

Ford Motor Credit Co., LLC
sr. unsec. notes 9 3/4s, 2010		1,539,000	1,154,969

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009		883,000	709,902

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 6.508s, 2014		1,280,000	1,062,400

Host Marriott LP sr. notes Ser. M,
7s, 2012 R		4,015,000	3,583,388

Jostens IH Corp. company
guaranty 7 5/8s, 2012		4,138,000	3,796,615

K. Hovnanian Enterprises, Inc.
company guaranty sr. sec.
notes 11 1/2s, 2013		906,000	887,880

Lamar Media Corp. sr. unsec.
sub. notes Ser. C, 6 5/8s, 2015		735,000	608,213

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016		1,320,000	1,056,000

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015		3,326,000	2,777,210

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015		1,765,000	1,147,250

CORPORATE BONDS	Principal
AND NOTES (24.8%)* cont.	amount	Value

Consumer Cyclicals cont.
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	$292,000	$217,540

Meritage Homes Corp. sr. notes 7s, 2014	332,000	255,640

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	2,757,000	2,536,440

MGM Mirage, Inc. company
guaranty 6s, 2009	7,904,000	7,390,240

NTK Holdings, Inc. sr. disc.
notes zero %, 2014	794,000	341,420

Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	2,940,000	2,657,025

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	1,295,000	958,300

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,386,000	1,339,223

Pulte Homes, Inc. company
guaranty 7 7/8s, 2011	3,293,000	3,144,815

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	320,000	280,000

Realogy Corp. company
guaranty sr. notes 11s, 2014 ‡‡ R	492,000	188,190

Realogy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014 R	789,000	347,160

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	525,000	412,125

Station Casinos, Inc.
sr. notes 6s, 2012 S	2,191,000	1,226,960

Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 S	1,109,000	881,655

Tenneco, Inc. sr. unsec.
notes company guaranty 8 1/8s, 2015	1,530,000	1,308,150

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	1,480,000	1,287,600

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	1,338,000	1,164,060

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,976,000	1,126,320

THL Buildco, Inc. (Nortek Holdings, Inc.)
144A sr. sec. notes 10s, 2013	567,000	498,960

Toll Brothers, Inc. company guaranty sr.
unsec. sub. notes 8 1/4s, 2011	3,075,000	2,967,375

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	517,000	211,970

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014 S	2,605,000	2,220,763

		64,010,068
Consumer Staples (2.8%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	4,155,000	3,074,700

AMC Entertainment, Inc. company
guaranty 11s, 2016	1,152,000	1,134,720

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	948,000	815,280

Archibald Candy Corp. company
guaranty 10s, 2008 (In default) F †	574,508	80

Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	1,280,000	800,000

CORPORATE BONDS	Principal
AND NOTES (24.8%)* cont.	amount	Value

Consumer Staples cont.
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	$774,000	$727,560

CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	246,000	87,330

CCH I, LLC sec. notes 11s, 2015	1,580,000	1,042,800

CCH II, LLC sr. unsec.
notes 10 1/4s, 2010	1,230,000	1,107,000

CCH II, LLC sr. unsec.
notes Ser. B, 10 1/4s, 2010	5,326,000	4,766,770

Church & Dwight Co., Inc. company
guaranty 6s, 2012	3,512,000	3,318,840

Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,995,000	1,917,694

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	2,714,000	2,442,600

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	263,000	81,530

CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	2,150,000	1,969,938

Dean Foods Co. company
guaranty 7s, 2016	611,000	531,570

Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	3,605,000	3,568,950

DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015 S	4,223,000	3,716,240

DirecTV Holdings, LLC 144A
sr. notes 7 5/8s, 2016	588,000	532,140

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	11,907,000	9,555,368

Grupo Televisa SA sr. unsec.
notes 6s, 2018 (Mexico)	810,000	764,455

Liberty Media, LLC sr. notes 5.7s, 2013	613,000	509,843

Liberty Media, LLC sr. unsec.
notes 7 7/8s, 2009	758,000	760,354

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014	750,000	712,500

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	1,752,000	1,138,800

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	2,384,000	2,264,800

R.H. Donnelley Corp. sr. unsec.
notes 6 7/8s, 2013	5,000	1,950

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	387,000	236,070

Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	1,852,000	1,852,000

Rite Aid Corp. company
guaranty 9 3/8s, 2015	1,114,000	584,850

Rite Aid Corp. sec. notes 7 1/2s, 2017	1,275,000	969,000

Sara Lee Corp. sr. unsec.
unsub. notes 6 1/4s, 2011	1,340,000	1,351,216

United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	1,753,000	1,463,755

Young Broadcasting, Inc. company
guaranty 10s, 2011	966,000	140,070

Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	331,000	49,650

		53,990,423

CORPORATE BONDS		Principal
AND NOTES (24.8%)* cont.		amount	Value

Energy (4.0%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013		$5,575,000	$5,240,500

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		1,310,000	1,034,900

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013		5,575,000	5,393,813

Complete Production Services, Inc.
company guaranty 8s, 2016		2,195,000	2,085,250

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012		3,895,000	3,524,975

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)		945,000	907,200

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		1,295,000	1,191,400

Dong Energy A/S jr. unsec.
sub. notes FRN 5 1/2s, 2035 (Denmark)	EUR	819,000	1,064,320

El Paso Natural Gas Co.
debs. 8 5/8s, 2022		$1,315,000	1,313,371

Forest Oil Corp. sr. notes 8s, 2011		3,730,000	3,730,000

Gaz Capital for Gazprom 144A
sr. unsec. notes 7.288s,
2037 (Luxembourg)		1,280,000	908,800

Gaz Capital SA sr. unsec.
notes 7.288s, 2037 (Luxembourg)		1,810,000	1,285,100

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s,
2018 (Luxembourg)		740,000	657,349

Gaz Capital SA 144A company
guaranty sr. unsec. bond 7.343s,
2013 (Luxembourg)		800,000	738,792

Gaz Capital SA 144A sr. unsec.
6.51s, 2022 (Luxembourg)		1,090,000	784,800

Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)		4,610,000	3,734,100

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016		1,745,000	1,631,575

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		4,355,000	3,973,938

Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014		825,000	792,000

Lukoil International Finance 144A
company guaranty 6.656s,
2022 (Netherlands)		2,380,000	1,594,600

Lukoil International Finance 144A
company guaranty 6.356s,
2017 (Netherlands)		1,150,000	874,000

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014		2,650,000	2,385,000

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		1,327,000	1,187,665

Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011		2,175,458	2,254,490

Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014		2,625,000	2,579,981

Peabody Energy Corp. company
guaranty 7 3/8s, 2016 S		5,820,000	5,587,200

Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)		1,409,000	1,437,077

CORPORATE BONDS		Principal
AND NOTES (24.8%)* cont.		amount	Value

Energy cont.
Pemex Project Funding Master Trust
144A company guaranty 6 5/8s, 2035		$1,140,000	$1,044,001

Pemex Project Funding Master Trust
144A company guaranty 5 3/4s, 2018		1,425,000	1,348,478

Pemex Project Funding Master Trust
144A notes 6 5/8s, 2038		1,500,000	1,359,450

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		742,000	697,480

PetroHawk Energy Corp. 144A
sr. unsec. unsub. notes 7 7/8s, 2015		610,000	530,700

Petroleum Co. of Trinidad & Tobago
Ltd. 144A sr. unsec. notes 6s,
2022 (Trinidad)		3,595,000	3,437,287

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		1,070,000	1,027,200

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)		1,440,000	1,216,800

Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015		535,000	492,200

Plains Exploration & Production Co.
company guaranty 7s, 2017		580,000	504,600

Pride International, Inc.
sr. unsec. notes 7 3/8s, 2014		2,215,000	2,115,325

SandRidge Energy, Inc.
sr. notes 8s, 2018		1,530,000	1,315,800

Williams Cos., Inc. (The)
sr. unsec. notes 7 5/8s, 2019		2,449,000	2,412,265

			75,393,782
Financial (5.1%)
Banco Do Brasil 144A sr. unsec.
5.862s, 2017 (Cayman Islands)	BRL	2,155,000	899,640

Banco Nacional de
Desenvolvimento Economico e
Social 144A sr. unsec.
notes 6.369s, 2018 (Brazil)		$540,000	475,200

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012		4,785,000	4,833,443

Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 4.604s,
2012 (Cayman Islands)		9,011,625	8,699,057

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010		418,000	250,284

GMAC, LLC sr. unsec.
unsub. notes 7s, 2012		335,000	144,050

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2012		2,179,000	866,105

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011		375,000	167,320

GMAC, LLC sr. unsec.
unsub. notes 6 3/4s, 2014		3,155,000	1,210,933

GMAC, LLC sr. unsec.
unsub. notes 6 5/8s, 2012 S		2,060,000	865,200

GMAC, LLC sr. unsec.
unsub. notes FRN 5.011s, 2014		275,000	124,745

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037		1,260,000	882,000

HSBC Capital Funding LP/ Jersey
Channel Islands company
guaranty sub. FRB 5.13s, 2049 (Jersey)	EUR	1,092,000	1,203,761

CORPORATE BONDS		Principal
AND NOTES (24.8%)* cont.		amount	Value

Financial cont.
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		$375,000	$296,250

HUB International Holdings, Inc.
144A sr. unsec. unsub. notes 9s, 2014		270,000	240,300

iStar Financial, Inc. sr. unsec.
notes Ser. B, 4 7/8s, 2009 R		425,000	255,000

JPMorgan Chase & Co. 144A
sr. unsec. FRN 6.46s, 2017		2,500,000	2,232,250

JPMorgan Chase & Co. 144A
sr. unsec. notes FRN 9.34s, 2011	RUB	150,000,000	5,844,000

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.18s, 2012	INR	76,000,000	1,709,029

Lender Processing Services, Inc.
144A sr. unsec. notes 8 1/8s, 2016		$3,942,000	3,843,450

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		530,000	515,425

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		1,024,000	931,840

Liberty Mutual Insurance 144A
notes 7.697s, 2097		2,900,000	2,325,107

Merrill Lynch & Co., Inc.
notes 5.45s, 2013		3,285,000	2,880,457

Merrill Lynch & Co., Inc.
notes FRN Ser. MTN, 3s, 2011		1,500,000	1,296,095

MetLife Capital Trust X 144A
collateral trust FRB 9 1/4s, 2068		3,500,000	3,401,597

Morgan Stanley sr. unsec.
bonds 6.066s, 2017	BRL	7,331,000	2,205,041

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015		$879,000	676,830

RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s,
2017 (Luxembourg)		2,740,000	1,956,086

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Luxembourg)		1,000,000	839,960

Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Luxembourg)		1,890,000	1,434,888

Russian Agricultural Bank 144A
notes 7 1/8s, 2014 (Luxembourg)		1,800,000	1,489,500

UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††		2,850,000	2,564,915

USI Holdings Corp. 144A sr. unsec.
notes FRN 6.679s, 2014		245,000	186,200

VTB Capital unsec. sub. notes FRN
6.315s, 2015 (Luxembourg)		10,275,000	10,024,290

VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)		7,596,000	5,317,200

VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)		3,035,000	2,124,500

VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)		7,265,000	6,306,529

VTB Capital SA 144A notes 6 7/8s,
2018 (Luxembourg)		3,261,000	2,506,894

VTB Capital SA 144A sec.
notes 6.609s, 2012 (Luxembourg)		15,750,000	13,073,918

			97,099,289

CORPORATE BONDS	Principal
AND NOTES (24.8%)* cont.	amount	Value

Health Care (2.1%)
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	$2,650,000	$2,517,500

DaVita, Inc. company
guaranty 6 5/8s, 2013 S	1,134,000	1,077,300

Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	920,000	849,850

HCA, Inc. company
guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	1,136,000	1,079,200

HCA, Inc. sr. sec. notes 9 1/4s, 2016	2,730,000	2,654,925

HCA, Inc. sr. sec. notes 9 1/8s, 2014	1,204,000	1,170,890

HCA, Inc. sr. unsec. notes 6 3/8s, 2015	1,766,000	1,390,725

HCA, Inc. sr. unsec. notes 5 3/4s, 2014	1,985,000	1,548,300

Omnicare, Inc. company guaranty
6 3/4s, 2013	1,210,000	1,098,075

Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	3,350,000	3,006,625

Select Medical Corp. company
guaranty 7 5/8s, 2015	2,678,000	2,169,180

Service Corporation International
debs. 7 7/8s, 2013	465,000	465,000

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	3,922,000	3,686,680

Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	1,210,000	907,500

Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	760,000	661,200

Tenet Healthcare Corp.notes 7 3/8s, 2013	2,140,000	1,947,400

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	2,158,000	1,990,755

US Oncology, Inc. company
guaranty 9s, 2012	3,430,000	3,430,000

Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	2,101,000	2,027,465

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	2,840,000	2,960,700

Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 R	1,339,000	1,332,305

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	1,350,000	1,296,000

		39,267,575
Technology (1.1%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	2,334,000	1,797,180

Ceridian Corp. 144A sr. unsec.
notes 11 1/4s, 2015	1,248,000	1,029,600

Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	685,000	609,650

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014	2,266,000	1,563,540

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 10 1/8s, 2016 S	1,614,000	1,032,960

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 9 1/8s, 2014 ‡‡	1,613,000	1,016,190

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	4,018,000	3,977,820

CORPORATE BONDS	Principal
AND NOTES (24.8%)* cont.	amount	Value

Technology cont.
Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020 S	$2,300,000	$2,236,750

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	81,000	48,701

Nortel Networks, Ltd. company
guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	965,000	591,063

Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN
7.041s, 2011 (Canada)	1,040,000	694,200

Nortel Networks, Ltd. 144A
sr. unsecd. notes company
guaranty 10 3/4s, 2016 (Canada)	2,247,000	1,376,288

Sanmina Corp. company guaranty
sr. unsec. sub. notes 6 3/4s, 2013 S	1,032,000	903,000

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016	1,605,000	1,364,250

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	1,906,000	1,715,400

Travelport LLC company
guaranty 9 7/8s, 2014	763,000	621,845

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016	1,070,000	1,016,500

		21,594,937
Utilities & Power (2.0%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	565,000	509,913

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	1,657,000	1,673,570

CMS Energy Corp. sr. notes 7 3/4s, 2010	1,225,000	1,263,957

Colorado Interstate Gas Co.
debs. 6.85s, 2037	2,495,000	2,010,508

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016 S	654,000	614,760

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	760,000	729,600

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	1,125,000	990,000

Edison Mission Energy sr. unsec.
notes 7s, 2017 S	785,000	706,500

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	3,632,000	2,960,080

Florida Power Corp. 1st mtge. sec.
bonds 5.65s, 2018	325,000	310,827

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	490,000	467,950

Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	6,397,000	6,157,113

NRG Energy, Inc. sr. notes 7 3/8s, 2016	1,015,000	913,500

Orion Power Holdings, Inc.
sr. unsec. notes 12s, 2010	5,195,000	5,039,150

PNM Resources, Inc. unsec.
unsub. notes 9 1/4s, 2015	1,107,000	1,090,395

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7.2s, 2011	1,165,000	1,187,183

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7s, 2012	1,500,000	1,524,636

CORPORATE BONDS		Principal
AND NOTES (24.8%)* cont.		amount	Value

Utilities & Power cont.
Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes 6 3/4s, 2015		$221,000	$211,672

Tennessee Gas Pipeline Co.
sr. unsec. unsub. debs. 7 1/2s, 2017		1,052,000	1,024,729

Tennessee Gas Pipeline Co.
sr. unsec. unsub. debs. 7s, 2028		520,000	445,615

Transcontinental Gas
Pipeline Corp. sr. unsec.
debs. 7 1/4s, 2026		3,235,000	3,109,246

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011		61,000	63,161

Vattenfall Treasury AB company
guaranty unsec. unsub. FRB
5 1/4s, 2049 (Sweden)	EUR	819,000	1,021,535

Veolia Environnement
sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)	EUR	3,125,000	4,225,620

Williams Partners LP/ Williams
Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017		$605,000	562,650

			38,813,870

Total corporate bonds and notes (cost $542,966,336)			$474,177,264

ASSET-BACKED		Principal
SECURITIES (13.5%)*		amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2,
3.897s, 2035		$879,000	$309,600
FRB Ser. 05-4, Class A2C,
3.417s, 2035		151,000	138,920

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
3.357s, 2036		478,000	265,290
FRB Ser. 06-HE3, Class A2C,
3.357s, 2036		429,000	253,796

Ameriquest Mortgage
Securities, Inc. FRB Ser. 03-8,
Class M2, 4.957s, 2033		976,078	195,216

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		2,906,000	2,192,336
Ser. 04-1A, Class E, 6.42s, 2039		1,768,000	1,135,355

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
5.477s, 2033		109,276	13,113
FRB Ser. 06-W4, Class A2C,
3.367s, 2036		761,000	460,405

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
4.207s, 2033		1,019,195	468,830

Asset Backed
Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
3.397s, 2036		148,651	109,987
FRB Ser. 06-HE4, Class A5,
3.367s, 2036		540,000	437,400

Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1,
3.888s, 2033		1,850,700	925,350

ASSET-BACKED	Principal
SECURITIES (13.5%)* cont.	amount	Value

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
6.457s, 2034	$1,703,000	$1,009,119
FRB Ser. 06-PC1, Class M9,
4.957s, 2035	885,000	8,850
FRB Ser. 05-HE1, Class M3,
4.137s, 2035	1,007,000	292,030

Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 5.457s, 2036	1,582,000	45,305

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	4,386,903	2,813,615
Ser. 00-A, Class A2, 7.575s, 2030	944,990	515,801
Ser. 99-B, Class A4, 7.3s, 2016	4,758,375	2,909,223
Ser. 99-B, Class A3, 7.18s, 2015	7,048,395	4,270,876

Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013	1,000,000	951,836

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
5.707s, 2035	1,384,000	138,400
FRB Ser. 05-HE4, Class M12,
5.257s, 2035	227,492	11,375
FRB Ser. 05-OPT1, Class M1,
3.627s, 2035	212,735	133,045

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	23,521,735	17,477,096
Ser. 00-5, Class A7, 8.2s, 2032	492,000	354,142
Ser. 00-1, Class A5, 8.06s, 2031	3,333,052	2,307,472
Ser. 00-4, Class A5, 7.97s, 2032	1,365,287	983,416
Ser. 01-3, Class M2, 7.44s, 2033	376,373	54,774
Ser. 01-4, Class A4, 7.36s, 2033	1,485,672	1,285,005
Ser. 00-6, Class A5, 7.27s, 2031	524,576	450,873
Ser. 01-1, Class A5, 6.99s, 2032	12,203,871	11,186,095
Ser. 01-3, Class A4, 6.91s, 2033	19,179,098	16,549,778
Ser. 02-1, Class A, 6.681s, 2033	5,113,937	4,903,744
FRB Ser. 01-4, Class M1, 5.47s, 2033	2,391,000	795,406

Countrywide Asset
Backed Certificates
FRB Ser. 05-BC3, Class M1,
3.727s, 2035	226,000	135,600
FRB Ser. 05-14, Class 3A2,
3.447s, 2036	121,639	109,475

Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038 (Cayman Islands)	3,427,000	2,124,740

DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	610,000	456,969

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 3.877s, 2035	410,000	94,300

First Franklin Mortgage Loan Asset
Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 3.357s, 2036	790,000	483,796

Fort Point CDO, Ltd. FRB
Ser. 03-2A, Class A2, 3.86s, 2038
(Cayman Islands)	1,229,000	86,030

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.537s, 2036	1,107,000	797,040
FRB Ser. 06-2, Class 2A3, 3.377s, 2036	1,320,000	963,600

G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 5.207s, 2037 (Cayman Islands)	614,000	503,480

Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	3,514,000	3,327,430

ASSET-BACKED		Principal
SECURITIES (13.5%)* cont.		amount	Value

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.349s,
2043 (United Kingdom)	GBP	5,178,640	$8,610,095
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	10,080,000	13,461,256

Green Tree
Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,428,633	6,062,844
Ser. 94-4, Class B2, 8.6s, 2019		2,771,122	1,692,601
Ser. 93-1, Class B, 8.45s, 2018		1,957,307	1,747,249
Ser. 99-5, Class A5, 7.86s, 2030		25,792,551	21,966,487
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,633,036
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,347,280
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,467,076
Ser. 95-F, Class B2, 7.1s, 2021		337,505	250,429
Ser. 99-3, Class A7, 6.74s, 2031		3,957,000	3,709,664

Green Tree Home Improvement Loan
Trust Ser. 95-D, Class B2, 7.45s, 2025		265,723	216,351

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		12,536,893	10,753,181
Ser. 99-5, Class M1A, 8.3s, 2026		343,000	312,971
Ser. 99-5, Class A4, 7.59s, 2028		241,126	236,303

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		3,004,645	2,809,343

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 3.357s, 2036		1,965,000	1,203,956

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 5.207s,
2030 (Cayman Islands)		2,453,000	1,071,470
FRB Ser. 05-1A, Class E, 5.007s,
2030 (Cayman Islands)		537,087	359,848

High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 3.303s,
2036 (Cayman Islands)		310,800	139,860

Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 3.537s, 2036		551,000	338,865

JPMorgan Mortgage
Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
5.457s, 2035		690,000	34,500
FRB Ser. 06-FRE1, Class A4,
3.497s, 2035		470,000	287,875

Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 3.417s, 2037		5,467,785	3,536,627

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 6.19s,
2036 (Cayman Islands)		11,120,000	3,336,000
FRB Ser. 02-1A, Class FFL, 5.926s,
2037 (Cayman Islands)		7,500,000	3,375,000

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F		7,541,137	6,014,285

Long Beach Mortgage
Loan Trust
FRB Ser. 05-2, Class M4, 3.827s, 2035		1,150,000	356,500
FRB Ser. 06-4, Class 2A4, 3.467s, 2036		532,000	256,584
FRB Ser. 06-1, Class 2A3, 3.397s, 2036		602,000	451,500

Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.597s,
2039 (United Kingdom)	GBP	6,500,000	10,676,980

Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 6.457s, 2032		$6,357,565	4,502,815

ASSET-BACKED	Principal
SECURITIES (13.5%)* cont.	amount	Value

MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
3.357s, 2036	$278,000	$184,703

Mid-State Trust Ser. 11, Class B,
8.221s, 2038	990,305	750,453

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
6.407s, 2034	521,150	104,230
FRB Ser. 05-HE2, Class M5,
3.887s, 2035	720,000	129,600
FRB Ser. 05-HE1, Class M3,
3.727s, 2034	720,000	259,200
FRB Ser. 06-NC4, Class M2,
3.507s, 2036	1,007,000	80,560

N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 1A, Class C1A, 5.809s,
2038 (Cayman Islands)	2,000,000	1,513,000

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	314,896	282,262
Ser. 04-B, Class C, 3.93s, 2012	409,278	361,036

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95,
2.319s, 2013 (Cayman Islands) F g	2,028,770	515,600
limited recourse sec.
notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	2,649,208	349,968

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 5.257s, 2033	58,628	2,345

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.367s, 2036	663,000	546,975
FRB Ser. 06-2, Class A2C, 3.357s, 2036	663,000	462,111

Oakwood Mortgage
Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,183,907	664,341
Ser. 99-D, Class A1, 7.84s, 2029	6,464,085	5,235,908
Ser. 02-B, Class A4, 7.09s, 2032	2,708,845	2,359,676
Ser. 99-B, Class A4, 6.99s, 2026	7,085,090	5,626,816
Ser. 01-D, Class A4, 6.93s, 2031	161,596	109,740
Ser. 01-C, Class A2, 5.92s, 2017	8,311,302	4,228,177
Ser. 02-C, Class A1, 5.41s, 2032	9,615,802	7,642,640
Ser. 01-C, Class A1, 5.16s, 2012	744,692	347,630
Ser. 01-E, Class A2, 5.05s, 2019	5,876,226	3,663,686
Ser. 02-A, Class A2, 5.01s, 2020	420,672	341,585

Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	637,903	519,564
FRB Ser. 01-B, Class A2, 2.863s, 2018	271,549	206,815

Ocean Star PLC 144A FRB Ser. 05-A,
Class E, 7.404s, 2012 (Ireland)	1,317,000	995,915

Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 5.707s, 2035	1,809,000	49,748

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 4.037s, 2036	465,000	46,500

Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
5.707s, 2034 F	422,562	16,355

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 3.337s, 2036	1,065,000	596,400

Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2, 3.397s, 2036	581,106	475,810
FRB Ser. 07-RZ1, Class A2, 3.367s, 2037	657,000	504,248

ASSET-BACKED		Principal
SECURITIES (13.5%)* cont.		amount	Value

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2,
3.937s, 2035		$1,635,000	$588,600

Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
5.957s, 2035		1,486,915	14,869

SAIL Net Interest Margin Notes
144A Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †		73,702	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.857s, 2035		720,000	165,600
FRB Ser. 07-NC2, Class A2B,
3.347s, 2037		616,000	360,360

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
3.417s, 2036		1,124,000	483,320
FRB Ser. 06-FRE1, Class A2B,
3.387s, 2036		542,000	346,880

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
3.377s, 2036		532,000	424,187
FRB Ser. 06-3, Class A3, 3.367s, 2036		1,974,000	1,581,766

Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
5.707s, 2036		1,086,000	27,150

South Coast Funding 144A FRB
Ser. 3A, Class A2, 4.003s, 2038
(Cayman Islands)		2,070,000	10,350

Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
3.467s, 2036		532,000	103,762

Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 5.707s, 2035		148,801	715

Structured Asset Receivables Trust
144A FRB Ser. 05-1, 3.286s, 2015 F		10,844,893	9,684,124

Structured Asset Securities Corp.
144A Ser. 98-RF3, Class A, IO,
6.1s, 2028		258,814	23,131

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038		3,688,000	1,532,696

TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037		2,403,000	1,515,620

Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 3.527s, 2037		235,000	116,772

Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 3.7s,
2044 (United Kingdom)		1,277,534	1,016,547

Total asset-backed securities (cost $325,112,407)			$257,824,211

FOREIGN GOVERNMENT		Units/Principal
BONDS AND NOTES (11.3%)*		amount	Value

Argentina (Republic of) bonds 7s, 2013		$1,585,000	$1,092,065

Argentina (Republic of)
bonds Ser. $V, 10 1/2s, 2012	ARS	6,340,000	1,260,075

Argentina (Republic of) bonds FRB
zero %, 2013		$6,903,000	3,002,805

Argentina (Republic of)
notes Ser. $dis, 8.28s, 2033		4,834,020	2,707,051

Argentina (Republic of) sr. unsec.
unsub. bonds 7s, 2015		3,230,000	1,800,725

FOREIGN GOVERNMENT		Units/Principal
BONDS AND NOTES (11.3%)*		amount	Value

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 3.127s, 2012		$45,127,000	$16,358,538

Brazil (Federal Republic of)
bonds 6s, 2017		4,050,000	3,928,500

Brazil (Federal Republic of)
notes zero %, 2017	BRL	15,160	6,606,405

Brazil (Federal Republic of)
notes zero %, 2012	BRL	3,243	1,550,896

Canada (Government of)
bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,752,520

Colombia (Republic of) notes
10s, 2012 S		$8,869,000	9,844,590

Colombia (Republic of) unsec.
unsub. bonds 7 3/8s, 2037		1,960,000	2,013,900

Colombia (Republic of) unsec.
unsub. bonds 7 3/8s, 2017		1,315,000	1,374,175

Ecuador (Republic of)
bonds Ser. REGS, 12s, 2012		9,135,936	8,359,381

Ecuador (Republic of) regs
notes 9 3/8s, 2015		500,000	425,000

Ghana (Republic of) bonds
8 1/2s, 2017		1,255,000	1,126,363

Indonesia (Republic of) 144A
bonds 6 5/8s, 2037		3,255,000	2,547,038

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		1,875,000	1,687,500

Indonesia (Republic of) 144A
sr. unsec. bonds 6 3/4s, 2014		1,310,000	1,251,050

Japan (Government of) 10 yr
bonds Ser. 244, 1s, 2012	JPY	23,000,000	216,332

Japan (Government of) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	5,866,157

Japan (Government of) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY 1,520,742,400		13,602,585

Japan (Government of) CPI Linked
bonds Ser. 8, 1s, 2016	JPY 8,785,012,500		78,290,024

Mexican (Government of)
bonds Ser. M 10, 8s, 2015	MXN	72,676,000	6,507,689

Peru (Republic of) bonds 8 3/4s, 2033		$2,510,000	2,961,800

Russia (Federation of) unsub. 5s, 2030		5,092,913	5,118,378

South Africa (Republic of)
notes 5 7/8s, 2022		1,805,000	1,552,300

Turkey (Republic of) bonds 16s, 2012	TRY	6,810,000	4,995,071

Ukraine (Government of) 144A
bonds 6 3/4s, 2017		$3,825,000	2,945,250

Ukraine (Government of) 144A
sr. unsub. 6.58s, 2016		2,530,000	2,039,813

United Mexican States
bonds Ser. MTN, 8.3s, 2031		7,635,000	8,932,950

Venezuela (Republic of)
notes 10 3/4s, 2013		8,290,000	7,543,900

Venezuela (Republic of) unsec.
note FRN Ser. REGS, 3.791s, 2011		3,250,000	2,616,250

Venezuela (Republic of)
unsub. bonds 5 3/8s, 2010		5,180,000	4,571,350

Total foreign government bonds and notes
(cost $226,410,951)			$216,448,426

SENIOR LOANS (11.0%)* [c]	Principal
	amount	Value

Basic Materials (1.2%)
Aleris International, Inc. bank term loan
FRN Ser. B, 5 1/4s, 2013	$1,492,337	$1,188,896

Domtar Corp. bank term loan FRN 4.804s,
2014 (Canada)	1,368,708	1,250,086

Georgia-Pacific, LLC bank term loan FRN
Ser. B, 4.544s, 2013	4,236,766	3,730,561

Georgia-Pacific, LLC bank term loan FRN
Ser. B2, 4.299s, 2012	1,041,985	917,489

Graphic Packaging Corp. bank term loan FRN
Ser. C, 5.981s, 2014	1,414,125	1,259,985

Hexion Specialty Chemicals, Inc. bank term
loan FRN Ser. C, 6.063s, 2013	83,938	63,793

Huntsman International, LLC bank term loan
FRN Ser. B, 5.459s, 2012	6,105,000	5,326,613

Momentive Performance Materials, Inc. bank
term loan FRN 6s, 2013	1,342,578	1,163,344

NewPage Holding Corp. bank term loan
FRN 7s, 2014	1,184,053	1,071,938

Novelis, Inc. bank term loan FRN Ser. B,
4.81s, 2014	918,844	797,556

Novelis, Inc. bank term loan FRN Ser. B,
4.81s, 2014	2,021,456	1,754,624

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. E, 4.299s, 2012	3,170,088	2,854,401

Smurfit-Stone Container Corp. bank term
loan FRN 5.22s, 2010	271,070	247,577

Smurfit-Stone Container Corp. bank term
loan FRN Ser. B, 5.065s, 2011	280,180	255,897

Smurfit-Stone Container Corp. bank term loan
FRN Ser. C, 5.025s, 2011	530,844	484,016

		22,366,776
Capital Goods (1.1%)
Allied Waste Industries, Inc. bank term loan
FRN 6.82s, 2012	1,679,677	1,613,690

Allied Waste Industries, Inc. bank term loan
FRN 5.471s, 2012	2,350,417	2,258,078

Berry Plastics Holding Corp. bank term loan
FRN 4.798s, 2015	591,000	476,642

Graham Packaging Co., LP bank term loan
FRN 5.059s, 2011	394,000	350,660

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.601s, 2014	251,031	218,487

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 5.762s, 2014	4,781,007	4,161,183

Hexcel Corp. bank term loan FRN Ser. B,
4.938s, 2012	1,796,015	1,724,174

Manitowoc Co., Inc. (The) bank term loan
FRN Ser. B, 6 1/2s, 2014 U	2,820,000	2,680,410

Mueller Water Products, Inc. bank term loan
FRN Ser. B, 4.908s, 2014	1,421,690	1,260,566

Polypore, Inc. bank term loan FRN
Ser. B, 6.03s, 2014	1,028,092	945,844

Sensata Technologies BV bank term loan
FRN 4.543s, 2013 (Netherlands)	1,311,903	1,091,340

Sequa Corp. bank term loan FRN 6.812s, 2014	1,469,102	1,279,955

Transdigm, Inc. bank term loan FRN 5.21s, 2013	1,855,000	1,701,963

Wesco Aircraft Hardware Corp. bank term
loan FRN 5.96s, 2013	618,000	557,359

		20,320,351

SENIOR LOANS (11.0%)* [c] cont.	Principal
	amount	Value

Communication Services (1.0%)
Alltel Communications, Inc. bank term loan
FRN Ser. B2, 5.316s, 2015	$3,102,332	$2,981,632

Alltel Communications, Inc. bank term loan
FRN Ser. B3, 4.997s, 2015	3,234,852	3,131,741

Cricket Communications, Inc. bank term loan
FRN Ser. B, 7.262s, 2013	102,216	97,054

Crown Castle International Corp. bank term
loan FRN 5.376s, 2014	306,665	267,259

Fairpoint Communications, Inc. bank term loan
FRN Ser. B, 5 3/4s, 2015	1,729,383	1,415,933

Intelsat Corp. bank term loan FRN Ser. B2,
5.288s, 2011	1,072,724	969,027

Intelsat Corp. bank term loan FRN Ser. B2-A,
5.288s, 2013	1,073,048	969,319

Intelsat Corp. bank term loan FRN Ser. B2-C,
5.288s, 2013	1,072,724	969,027

Intelsat, Ltd. bank term loan FRN 6.883s,
2014 (Bermuda)	1,987,780	1,689,613

Intelsat, Ltd. bank term loan FRN Ser. B,
5.288s, 2013 (Bermuda)	2,603,625	2,356,281

Level 3 Communications, Inc. bank term
loan FRN 4.952s, 2014	618,000	517,575

MetroPCS Wireless, Inc. bank term loan
FRN 5.4s, 2013	1,593,306	1,414,628

PAETEC Holding Corp. bank term loan
FRN 4.969s, 2013	293,525	245,093

PAETEC Holding Corp. bank term loan
FRN Ser. B1, 6.204s, 2013	601,100	501,919

Time Warner Telecom, Inc. bank term loan
FRN Ser. B, 5.71s, 2013	1,061,358	1,001,214

West Corp. bank term loan FRN 5.813s, 2013	614,879	471,919

		18,999,234
Consumer Cyclicals (2.3%)
Allison Transmission bank term loan
FRN Ser. B, 5.377s, 2014	1,655,141	1,361,354

Aramark Corp. bank term loan FRN
2.025s, 2014	36,916	31,850

Aramark Corp. bank term loan FRN Ser. B,
5.637s, 2014	581,084	501,346

Cenveo, Inc. bank term loan FRN Ser. C,
4.954s, 2014	963,111	833,091

Cenveo, Inc. bank term loan FRN Ser. DD,
4.954s, 2014	32,092	27,760

Dana Corp. bank term loan FRN 6.771s, 2015	1,868,878	1,582,706

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7.405s, 2014	1,235,000	1,062,100

GateHouse Media, Inc. bank term loan
FRN Ser. B, 5.07s, 2014	885,000	407,100

GateHouse Media, Inc. bank term loan
FRN Ser. B, 4.81s, 2014	2,337,717	1,075,350

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 4.801s, 2014	872,283	401,250

Golden Nugget, Inc. bank term loan
FRN Ser. B, 5.43s, 2014	404,091	315,191

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 4.84s, 2014 U	230,909	180,109

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 7.708s, 2011	4,413,103	4,319,400

Goodyear Tire & Rubber Co. (The) bank term
loan FRN 4.54s, 2010	6,918,000	5,828,415

SENIOR LOANS (11.0%)* [c] cont.	Principal
	amount	Value

Consumer Cyclicals cont.
Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 5.805s, 2015	$614,910	$494,080

Isle of Capri Casinos, Inc. bank term loan
FRN 5.512s, 2014	822,917	655,591

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. A, 5.512s, 2014	248,125	197,673

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. B, 5.512s, 2014	329,167	262,236

Lear Corp bank term loan FRN 6.045s, 2013	4,153,597	3,194,810

Michaels Stores, Inc. bank term loan FRN
Ser. B, 4.863s, 2013	1,421,910	1,038,502

National Bedding Co. bank term loan FRN
5.353s, 2011	286,545	219,207

Navistar Financial Corp. bank term loan
FRN 5.695s, 2012	894,133	765,975

Navistar International Corp. bank term loan
FRN 6.191s, 2012	2,458,867	2,106,430

Neiman Marcus Group, Inc. (The) bank term
loan FRN Ser. B, 4.565s, 2013	1,982,859	1,706,910

Reader’s Digest Association, Inc. (The) bank
term loan FRN Ser. B, 4.706s, 2014	1,674,500	1,188,895

Realogy Corp. bank term loan FRN 2.3s, 2013 R	843,116	623,379

Realogy Corp. bank term loan FRN Ser. B,
5.57s, 2013 R	3,131,572	2,315,406

Tribune Co. bank term loan FRN Ser. B,
5.786s, 2014	3,826,563	1,999,379

Tropicana Entertainment bank term loan
FRN Ser. B, 6 1/4s, 2011	3,420,000	2,282,850

TRW Automotive, Inc. bank term loan
FRN Ser. B, 4.471s, 2014	752,400	703,494

United Components, Inc. bank term loan
FRN Ser. D, 4.81s, 2012	1,703,598	1,567,311

Visant Holding Corp. bank term loan
FRN Ser. C, 5.171s, 2010	1,354,173	1,295,493

Visteon Corp. bank term loan FRN
Ser. B, 5.47s, 2013	4,251,000	2,448,576

Visteon Corp. bank term loan FRN
Ser. B1, 6.1s, 2013	184,000	105,984

Yankee Candle Co., Inc. bank term loan
FRN 5.764s, 2014	366,010	299,824

		43,399,027
Consumer Staples (2.6%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 5.345s, 2013	4,063,460	3,718,066

Cablevision Systems Corp. bank term loan
FRN 4.569s, 2013	3,767,819	3,300,877

Cebridge Connections, Inc. bank term loan
FRN Ser. B, 4.792s, 2013	2,905,750	2,512,567

Charter Communications Operating, LLC
bank term loan FRN 8.77s, 2014	985,050	917,151

Charter Communications, Inc. bank term loan
FRN 6.262s, 2014	900,000	648,000

Charter Communications, Inc. bank term loan
FRN 4.8s, 2014	7,278,059	5,761,799

Cinemark USA, Inc. bank term loan FRN
4.615s, 2013	1,789,738	1,530,226

Citadel Communications bank term loan
FRN Ser. B, 4.277s, 2014	705,000	514,650

SENIOR LOANS (11.0%)* [c] cont.	Principal
	amount	Value

Consumer Staples cont.
Dean Foods Co. bank term loan FRN
Ser. B, 5.269s, 2014	$3,004,250	$2,631,723

DirecTV Holdings, LLC bank term loan
FRN 5.601s, 2013	1,396,500	1,321,787

Idearc, Inc. bank term loan FRN Ser. B,
5.767s, 2014	5,422,137	3,139,417

Jarden Corp. bank term loan FRN Ser. B1,
5.512s, 2012	1,066,627	929,299

Jarden Corp. bank term loan FRN Ser. B2,
5.512s, 2012	469,084	408,689

Mediacom Communications Corp. bank term
loan FRN Ser. C, 4.744s, 2015	1,835,644	1,610,777

Mediacom Communications Corp. bank term
loan FRN Ser. D2, 4.744s, 2015	530,550	462,242

MGM Studios, Inc. bank term loan FRN Ser. B,
6.051s, 2011	4,301,000	3,015,001

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 5.44s, 2014	1,897,092	1,568,263

Prestige Brands, Inc. bank term loan FRN
Ser. B, 5.954s, 2011	1,471,458	1,375,814

R.H. Donnelley, Inc. bank term loan FRN
6.828s, 2011	2,067,855	1,803,170

Rental Service Corp. bank term loan FRN
6.3s, 2013	2,045,000	1,595,100

Rite-Aid Corp. bank term loan FRN Ser. B,
5.014s, 2014	432,825	348,424

Six Flags Theme Parks bank term loan FRN
5.603s, 2015	2,606,013	2,088,719

Spectrum Brands, Inc. bank term loan FRN
2.336s, 2013	115,386	84,232

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 6.732s, 2013	2,057,383	1,501,890

Ticketmaster bank term loan FRN Ser. B,
6.64s, 2014	1,495,000	1,405,300

Universal City Development Partners bank term
loan FRN Ser. B, 5.921s, 2011	3,780,377	3,629,162

Univision Communications, Inc. bank term loan
FRN Ser. B, 5.121s, 2014	983,000	629,120

VNU Group BV bank term loan FRN Ser. B,
4.803s, 2013 (Netherlands)	613,309	527,752

Warner Music Group bank term loan FRN Ser. B,
5.073s, 2011	898,776	804,405

Young Broadcasting, Inc. bank term loan FRN
Ser. B, 5.32s, 2012	319,114	240,931

		50,024,553
Energy (0.4%)
CR Gas Storage bank term loan
FRN 4.847s, 2013	219,646	196,309

CR Gas Storage bank term loan
FRN 4.843s, 2013	91,197	81,507

CR Gas Storage bank term loan
FRN Ser. B, 4.847s, 2013	1,357,013	1,212,831

CR Gas Storage bank term loan
FRN Ser. DD, 4.844s, 2013	148,786	132,977

Enterprise GP Holdings, LP bank term loan
FRN 4.916s, 2014	485,000	448,625

EPCO Holding, Inc. bank term loan
FRN Ser. A, 4.563s, 2012	1,000,000	951,250

Hercules Offshore, Inc. bank term loan
FRN Ser. B, 4.55s, 2013	1,152,350	1,090,892

SENIOR LOANS (11.0%)* [c] cont.	Principal
	amount	Value

Energy cont.
MEG Energy Corp. bank term loan
FRN 5.76s, 2013 (Canada)	$487,500	$453,375

MEG Energy Corp. bank term loan
FRN Ser. DD, 5.76s, 2013 (Canada)	496,875	462,094

Petroleum Geo-Services ASA bank term loan
FRN 5.51s, 2015 (Norway)	572,000	548,405

Quicksilver Resources, Inc. bank term loan
FRN 8.204s, 2013	1,386,525	1,324,131

		6,902,396
Financial (0.1%)
General Growth Properties, Inc. bank term
loan FRN Ser. A, 3.64s, 2010 R	430,000	338,410

Hub International, Ltd. bank term loan
FRN Ser. B, 5.301s, 2014	566,176	489,035

Hub International, Ltd. bank term loan
FRN Ser. DD, 5.568s, 2014	127,256	109,917

Nuveen Investments, Inc. bank term loan
FRN Ser. B, 6.726s, 2014	1,626,825	1,382,801

		2,320,163
Health Care (0.8%)
Community Health Systems, Inc. bank term
loan FRN Ser. B, 5.277s, 2014	2,340,902	2,048,290

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 0 1/2s, 2014 U	121,079	105,944

Davita, Inc. bank term loan FRN Ser. B,
5.22s, 2012	1,194,000	1,072,809

Health Management Associates, Inc. bank
term loan FRN 5.512s, 2014	5,293,591	4,442,207

Healthsouth Corp. bank term loan FRN
Ser. B, 4.994s, 2013	1,670,999	1,499,722

Hologic, Inc. bank term loan FRN Ser. B,
6s, 2013	945,984	927,065

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 8.043s, 2014	1,496,023	1,271,620

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	115,819	102,693

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 5.704s, 2014	1,252,046	1,110,147

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. DD, 5.704s, 2014	433,235	384,135

LifePoint, Inc. bank term loan FRN Ser. B,
4.435s, 2012	1,191,232	1,078,065

Sun Healthcare Group, Inc. bank term loan
FRN 2.701s, 2014	103,035	92,732

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 4.804s, 2014	478,055	430,249

Sun Healthcare Group, Inc. bank term loan
FRN Ser. DD, 5.422s, 2014	62,375	56,137

Vanguard Health Systems, Inc. bank term loan
FRN 5.988s, 2011	967,971	871,779

		15,493,594
Technology (0.6%)
Activant Solutions Holdings, Inc. bank term loan
FRN Ser. B, 4.804s, 2013	704,966	567,498

Compucom Systems, Inc. bank term loan
FRN 7.21s, 2014	876,150	797,297

First Data Corp. bank term loan FRN Ser. B1,
5.963s, 2014	1,428,118	1,213,901

SENIOR LOANS (11.0%)* [c] cont.	Principal
	amount	Value

Technology cont.
First Data Corp. bank term loan FRN Ser. B3,
5.982s, 2014	$1,941,072	$1,657,190

Flextronics International, Ltd. bank term loan
FRN Ser. B, 6.066s, 2014 (Singapore)	2,736,907	2,317,818

Flextronics International, Ltd. bank term loan
FRN Ser. B, 5.041s, 2014 (Singapore)	786,468	666,040

Freescale Semiconductor, Inc. bank term loan
FRN Ser. B, 5.47s, 2013	404,909	325,952

JDA Software Group, Inc. bank term loan
FRN Ser. B, 5.034s, 2013	138,710	133,161

Sabre Holdings Corp. bank term loan
FRN 4.666s, 2014	1,117,579	750,375

SunGard Data Systems, Inc. bank term loan
FRN 4.553s, 2014	3,020,443	2,618,347

Travelport bank term loan FRN 6.262s, 2013	27,034	21,492

Travelport bank term loan FRN Ser. B,
6.012s, 2013	381,616	303,385

Travelport bank term loan FRN Ser. DD,
5.954s, 2013	368,319	296,313

		11,668,769
Transportation (0.3%)
Ceva Group PLC bank term loan FRN 7.736s,
2015 (Netherlands)	7,800,000	5,538,000

Delta Airlines, Inc. bank term loan FRN
5.64s, 2012	13,500	10,665

UAL Corp. bank term loan FRN Ser. B,
5.457s, 2014	516,074	313,085

		5,861,750

SENIOR LOANS (11.0%)* [c] cont.	Principal
	amount	Value

Utilities & Power (0.7%)
Dynegy Holdings, Inc. bank term loan FRN
5.21s, 2013	$3,090,000	$2,626,500

Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 6.228s, 2014	2,776,503	2,342,675

Energy Future Holdings Corp. bank term
loan FRN Ser. B3, 6.28s, 2014	2,885,850	2,428,752

NRG Energy, Inc. bank term loan FRN
7.84s, 2014 U	730,000	675,250

NRG Energy, Inc. bank term loan FRN
5.262s, 2014	2,227,263	1,951,329

NRG Energy, Inc. bank term loan FRN
4.451s, 2014	1,094,229	958,666

Reliant Energy, Inc. bank term loan FRN
3.6s, 2014	1,820,000	1,504,534

		12,487,706

Total senior loans (cost $244,023,247)		$209,844,319

PURCHASED OPTIONS OUTSTANDING (1.7%)*	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	$81,033,000	$1,638,212

Option on an interest rate swap with Goldman Sachs International for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	81,033,000	5,723,361

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	113,617,000	881,668

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed rate
of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	138,600,000	4,860,702

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	81,033,000	1,744,640

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	113,617,000	3,820,940

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	138,600,000	7,627,158

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	81,033,000	5,723,361

Total purchased options outstandings (cost $28,572,276)			$32,020,042

CONVERTIBLE BONDS AND NOTES (0.1%)*		Principal amount	Value

General Cable Corp. cv. company guaranty sr. unsec. notes 1s, 2012		$2,147,000	$1,653,190

Total convertible bonds and notes (cost $1,722,352)			$1,653,190

SHORT-TERM INVESTMENTS (7.2%)*		Principal amount/shares	Value

Egypt Treasury Bills for an effective yield of 10.56%, January 27, 2009	EGP	12,625,000	$2,243,878

Egypt Treasury Bills for an effective yield of 10.02%, December 2, 2008	EGP	20,250,000	3,645,706

Federated Prime Obligations Fund		70,314,838	70,314,838

Short-term investments held as collateral for loaned securities with yields ranging from 0.50%
to 3.01% and due dates ranging from October 1, 2008 to November 10, 2008 [d]		$24,077,784	24,052,060

U.S. Treasury Bills for an effective yield of 0.30%, October 30, 2008 #		33,100,000	33,092,014

U.S. Treasury Bills for an effective yield of 0.30%, October 16, 2008 #		3,100,000	3,099,613

U.S. Treasury Bills for an effective yield of 0.20%, October 9, 2008 #		1,731,000	1,730,923

Total short-term investments (cost $138,317,238)			$138,179,032

TOTAL INVESTMENTS

Total investments (cost $2,988,609,261)			$2,779,985,552

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

* Percentages indicated are based on net assets of $1,908,436,696.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

F Is valued at fair value following procedures approved by the Trustees.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at September 30, 2008.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At September 30, 2008, liquid assets totaling $284,534,858 have been designated as collateral for open forward commitments, swap contracts, and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2008 (as a percentage of Portfolio Value):

United States	83.9%	Canada	1.0%	Colombia	0.5%

Japan	3.6	Argentina	1.0	Ireland	0.5

United Kingdom	2.1	Netherlands	0.6	Brazil	0.5

Luxembourg	1.9	Mexico	0.6	Other	2.3

Cayman Islands	1.0	Venezuela	0.5	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $360,431,791)	Value	face value	date	(depreciation)

Australian Dollar	$44,335,841	$51,301,454	10/15/08	$(6,965,613)

Canadian Dollar	2,788,723	2,906,001	10/15/08	(117,278)

Danish Krone	2,032,404	2,050,123	12/17/08	(17,719)

Euro	182,061,767	185,509,315	12/17/08	(3,447,548)

Japanese Yen	6,166,701	6,048,890	11/19/08	117,811

Malaysian Ringgit	7,919,073	8,272,294	11/19/08	(353,221)

Mexican Peso	12,221	12,450	10/15/08	(229)

New Zealand Dollar	25,078	28,003	10/15/08	(2,925)

Norwegian Krone	29,994,114	31,587,583	12/17/08	(1,593,469)

Polish Zloty	16,880,545	16,544,059	12/17/08	336,486

South African Rand	5,423,628	6,084,162	10/15/08	(660,534)

Swedish Krona	5,695,153	5,834,256	12/17/08	(139,103)

Swiss Franc	43,910,391	44,253,201	12/17/08	(342,810)

Total				$(13,186,152)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $408,696,091)	Value	face value	date	(depreciation)

Australian Dollar	$17,744,216	$18,880,163	10/15/08	$1,135,947

British Pound	76,356,792	75,743,303	12/17/08	(613,489)

Canadian Dollar	21,068,137	21,115,502	10/15/08	47,365

Euro	183,801,583	187,591,377	12/17/08	3,789,794

Hungarian Forint	14,731,770	14,653,447	12/17/08	(78,323)

Japanese Yen	21,114,294	21,030,237	11/19/08	(84,057)

Mexican Peso	6,666,313	6,925,376	10/15/08	259,063

Norwegian Krone	45,065,322	45,538,037	12/17/08	472,715

South African Rand	5,423,628	5,580,359	10/15/08	156,731

South Korean Won	2,916,816	3,029,257	11/19/08	112,441

Swedish Krona	8,325,871	8,531,975	12/17/08	206,104

Swiss Franc	76,551	77,058	12/17/08	507

Total				$5,404,798

FUTURES CONTRACTS OUTSTANDING at 9/30/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	10	$5,614,157	Dec-08	$15,096

Canadian Government Bond 10 yr (Long)	24	2,642,932	Dec-08	(35,290)

Euro-Bobl 5 yr (Long)	1,398	215,976,589	Dec-08	2,083,957

Euro-Bund 10 yr (Long)	746	120,874,430	Dec-08	(550,053)

Euro-Dollar 90 day (Long)	185	44,652,063	Dec-08	(125,694)

Euro-Dollar 90 day (Short)	85	20,485,000	Mar-10	(16,856)

Euro-Dollar 90 day (Short)	2,700	651,780,000	Dec-09	1,517,898

Euro-Dollar 90 day (Short)	1,289	312,179,688	Sep-09	312,532

Euro-Dollar 90 day (Short)	518	125,563,200	Jun-09	269,704

Euro-Schatz 2 yr (Short)	1,615	237,368,627	Dec-08	(1,960,678)

Japanese Government Bond 10 yr (Long)	13	16,817,344	Dec-08	(40,405)

FUTURES CONTRACTS OUTSTANDING at 9/30/08 cont.	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond 10 yr Mini (Long)	2	$258,315	Dec-08	$(1,089)

Sterling Interest Rate 90 day (Long)	273	57,847,269	Sep-09	234,701

Sterling Interest Rate 90 day (Long)	395	83,628,190	Jun-09	184,905

U.K. Gilt 10 yr (Long)	104	20,740,214	Dec-08	37,251

U.S. Treasury Bond 20 yr (Long)	7,950	931,516,406	Dec-08	1,332,710

U.S. Treasury Note 10 yr (Short)	295	33,814,375	Dec-08	(31,233)

U.S. Treasury Note 5 yr (Short)	10,252	1,150,626,813	Dec-08	(6,112,066)

U.S. Treasury Note 2 yr (Short)	17,385	3,710,610,938	Dec-08	(24,337,285)

Total				$(27,221,895)

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $11,957,653)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 4.82% versus the three month USD-LIBOR-BBA maturing on September 12, 2018.	$132,437,000	Sep-13/4.82	$5,012,740

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	29,188,000	Dec-08/5.00	1,394,895

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	21,412,000	May-12/5.51	1,648,724

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA maturing on September 12, 2018.	132,437,000	Sep-13/4.82	4,419,423

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	29,188,000	Dec-08/5.00	278,745

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed
rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	21,412,000	May-12/5.51	878,320

Total			$13,632,847

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $322,732,500)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, October 1, 2038	$39,000,000	10/14/08	$39,469,217

FNMA, 5 1/2s, October 1, 2038	22,000,000	10/14/08	21,910,625

FNMA, 5s, October 1, 2038	264,000,000	10/14/08	256,946,237

Total			$318,326,079

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08
		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$42,000,000	$—	1/27/14	4.35%	3 month USD-LIBOR-BBA	$(535,751)

	223,264,000	—	5/23/10	3 month USD-LIBOR-BBA	3.155%	1,477,371

	109,900,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(645,868)

	1,000,000	—	7/29/18	3 month USD-LIBOR-BBA	4.75%	25,105

	62,381,000	—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	458,931

	98,480,000 E	—	8/28/28	5.3175%	3 month USD-LIBOR-BBA	(1,507,729)

	29,380,000 E	—	9/4/28	5.2375%	3 month USD-LIBOR-BBA	(336,522)

	993,472,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(1,906,666)

	87,540,000 E	—	9/17/28	3 month USD-LIBOR-BBA	4.9775%	(143,566)

	61,400,000 E	—	9/18/28	3 month USD-LIBOR-BBA	4.765%	(747,852)

	30,888,000	—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	1,599,496

	3,055,029,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	(28,025,185)

	1,000,000	—	9/19/18	3 month USD-LIBOR-BBA	4.07%	(32,244)

	63,790,000	—	9/26/38	3 month USD-LIBOR-BBA	4.725%	603,278

	3,853,000	12,027	10/1/18	3 month USD-LIBOR-BBA	4.30%	(47,309)

	185,536,000	—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	2,764,383

	5,000,000	—	9/1/15	3 month USD-LIBOR-BBA	4.53%	82,225

	46,300,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(2,326,054)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.
		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
JPY	4,864,700,000	$—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	$(1,057,389)

	$59,890,000	—	9/29/13	5.078%	3 month USD-LIBOR-BBA	(2,608,972)

	136,000,000	—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(4,055,926)

MXN	163,555,000 F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	313,608

MXN	49,090,000 F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	100,270

CAD	16,520,000	—	8/8/18	4.119%	3 month CAD-BA-CDOR	62,399

AUD	45,831,000 E	—	8/13/18	6 month AUD-BBR-BBSW	6.67%	258,907

	$143,956,000	—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	48,629

ZAR	86,305,000 F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(64,075)

ZAR	43,152,500 F	—	9/2/13	9.97%	3 month ZAR-JIBAR-SAFEX	(57,066)

	$15,225,000	—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(175,111)

	226,512,000	—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(640,286)

AUD	18,300,000 E	—	9/11/18	6.1%	6 month AUD-BBR-BBSW	152,029

	$72,482,000	—	9/16/10	3.175%	3 month USD-LIBOR-BBA	219,009

	3,278,000	—	9/16/18	3 month USD-LIBOR-BBA	4.355%	(27,797)

	484,921,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(12,096,388)

	29,859,000	—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	1,111,685

	1,180,349,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	(9,492,894)

EUR	40,830,000	—	9/25/38	6 month EUR-EURIBOR-Reuters	4.9425%	3,547,061

	$21,000,000	—	9/17/09	3 month USD-LIBOR-BBA	4.765%	338,265

	124,384,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(4,934,356)

	62,086,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(4,009,354)

	148,961,000	—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(7,236,266)

Citibank, N.A., London
JPY	6,200,000,000	—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	986,518

Credit Suisse International
CHF	23,610,000	—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	346,243

CHF	104,340,000	—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	(1,182,627)

CHF	109,340,000	—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	(1,370,452)

CHF	24,810,000	—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	327,754

EUR	30,810,000 E	—	8/13/28	6 month EUR-EURIBOR-Reuters	5.22%	1,062,463

	$46,410,000 E	—	8/13/28	5.46%	3 month USD-LIBOR-BBA	(1,033,551)

	80,970,500	—	9/16/10	3.143%	3 month USD-LIBOR-BBA	294,319

	49,312,800	—	9/16/18	4.299%	3 month USD-LIBOR-BBA	641,719

	17,503,000	—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	759,191

	636,461,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	(5,190,024)

	210,919,000	—	9/19/13	3.635%	3 month USD-LIBOR-BBA	4,095,871

	84,554,000 F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(127,718)

SEK	181,200,000	—	9/29/18	4.80%	3 month SEK-STIBOR-SIDE	(313,333)

EUR	18,790,000	—	9/29/18	6 month EUR-EURIBOR-Reuters	4.85%	300,153

SEK	45,300,000	—	9/30/18	4.76%	3 month SEK-STIBOR-SIDE	(57,616)

EUR	4,697,500	—	9/30/18	6 month EUR-EURIBOR-Reuters	4.81%	54,612

	$112,738,000 F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(1,110,659)

EUR	120,880,000	—	7/4/15	3.93163%	6 month EUR-EURIBOR-Telerate	7,801,976

Deutsche Bank AG
	$24,344,349	—	8/2/32	5.86%	3 month USD-LIBOR-BBA	(4,181,661)

	21,693,259	—	8/2/22	3 month USD-LIBOR-BBA	5.7756%	2,699,893

	44,645,000	—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(440,299)

EUR	44,645,000	—	9/24/38	6 month EUR-EURIBOR-Reuters	4.977%	4,229,313

	$134,812,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	17,310

ZAR	52,785,000	—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(195,830)

	$10,536,000	—	10/16/17	3 month USD-LIBOR-BBA	5.297%	866,260

	7,300,000	—	11/7/17	3 month USD-LIBOR-BBA	5.056%	455,325

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.
		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs Capital Markets, L.P.
	$48,888,992	$—	8/1/32	5.919%	3 month USD-LIBOR-BBA	$(8,828,349)

	43,565,000	—	8/1/22	3 month USD-LIBOR-BBA	5.845%	5,746,492

	24,344,349	—	8/12/32	5.689%	3 month USD-LIBOR-BBA	(3,569,107)

	21,693,259	—	8/12/22	3 month USD-LIBOR-BBA	5.601%	2,298,173

Goldman Sachs International
SEK	394,630,000 E	—	3/2/11	3 month SEK-STIBOR-SIDE	4.2475%	(256,042)

SEK	94,520,000 E	—	3/4/19	4.80%	3 month SEK-STIBOR-SIDE	(205,558)

	$105,536,000	—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(5,890,836)

EUR	103,570,000	—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	2,053,964

GBP	86,280,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(424,901)

GBP	20,880,000	—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	3,480

	$35,010,000	—	4/2/18	4.076%	3 month USD-LIBOR-BBA	609,116

	201,331,000	—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(1,610,956)

CHF	167,240,000	—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	(311,045)

CHF	38,210,000	—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	287,419

	$424,238,000	—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(1,858,642)

CHF	53,300,000	—	4/1/10	2.9%	6 month CHF-LIBOR-BBA	(67,656)

CHF	12,140,000	—	4/2/18	6 month CHF-LIBOR-BBA	3.44%	99,775

	$58,036,000	—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(659,079)

	87,142,000	—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(1,599,646)

	300,300,000	—	3/10/10	4.779%	3 month USD-LIBOR-BBA	(6,953,317)

JPY	16,640,830,000	—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	122,711

JPY	3,660,980,000 E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(291,308)

JPY	3,003,000,000	—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(897,290)

	$329,900,000 E	—	3/8/12	3 month USD-LIBOR-BBA	4.99%	4,350,757

	9,430,000	—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(370,011)

	4,600,000	—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(225,341)

	12,940,000	—	9/14/09	3 month USD-LIBOR-BBA	4.717%	201,135

	219,058,200	—	9/19/09	3 month USD-LIBOR-BBA	4.763%	3,407,852

	333,932,000	—	9/21/09	3 month USD-LIBOR-BBA	4.60%	4,504,430

	93,119,100	—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(5,042,987)

GBP	8,940,000 E	—	1/7/38	4.33625%	6 month GBP-LIBOR-BBA	(481,364)

JPMorgan Chase Bank, N.A.
	$649,451,000	—	4/27/09	5.034%	3 month USD-LIBOR-BBA	(16,527,211)

	16,234,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(26,373)

	77,188,000	—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	137,712

	65,961,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(3,401,842)

	336,858,000	—	3/14/18	4.775%	3 month USD-LIBOR-BBA	(8,993,921)

	146,495,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(5,135,336)

	352,958,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(4,940,946)

	151,351,000	—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(1,231,245)

	3,204,000	—	5/7/13	3.9325%	3 month USD-LIBOR-BBA	(23,419)

	167,525,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	1,124,918

	98,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(3,056,348)

	33,130,000	—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(1,995,221)

	46,090,000	—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(2,867,028)

	3,000,000	—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	119,471

	31,575,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	37,926

	13,290,000	—	7/17/18	4.52%	3 month USD-LIBOR-BBA	(87,746)

	93,626,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	441,837

MXN	163,690,000 F	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	349,798

	$245,041,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	914,774

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.
		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
AUD	93,320,000 EF	$—	8/6/18	6 month AUD-BBR-BBSW	6.865%	$1,410,368

CAD	31,720,000	—	8/5/18	4.172%	6 month CAD-BA-CDOR	(3,756)

	$84,190,000 E	—	8/20/28	5.37%	3 month USD-LIBOR-BBA	(1,496,898)

ZAR	55,295,000 F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(41,052)

AUD	45,831,000 EF	—	9/2/18	6.53%	6 month AUD-BBR-BBSW	(309,345)

ZAR	27,647,500 F	—	9/8/13	9.95%	3 month ZAR-JIBAR-SAFEX	(34,962)

ZAR	55,295,000 F	—	9/9/13	9.94%	3 month ZAR-JIBAR-SAFEX	(93,906)

	$84,190,000 E	—	9/17/28	3 month USD-LIBOR-BBA	4.9675%	(179,325)

JPY	14,660,710,000	—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	(2,775,809)

JPY	14,980,000	—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	3,976

	$84,580,000	—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(256,515)

	113,000,000	—	5/10/15	3 month USD-LIBOR-BBA	4.687%	4,386,301

	49,000,000	—	5/10/35	5.062%	3 month USD-LIBOR-BBA	(3,476,782)

	15,300,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	751,339

	12,715,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(847,183)

	5,812,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(375,469)

	62,800,000	—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(4,846,411)

	102,399,000	—	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(10,369,353)

JPY	21,270,000,000	—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(4,926,252)

	$452,683,600	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	6,162,014

	126,203,300	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(6,844,833)

	6,961,000	—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(408,411)

	171,199,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(7,207,870)

	3,640,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	227,537

	60,418,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(1,566,970)

	62,086,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(4,043,974)

	263,238,000	—	11/30/17	4.705%	3 month USD-LIBOR-BBA	(8,889,072)

	138,200,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	4,052,621

	22,600,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,841,046

	200,033,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(2,608,166)

Merrill Lynch Capital Services, Inc.
	146,535,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(5,744,699)

	168,070,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(1,518,950)

	116,909,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	489,436

JPY	3,003,000,000	—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(989,998)

Merrill Lynch Derivative Products AG
JPY	1,501,500,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(545,366)

Morgan Stanley Capital Services, Inc.
	$2,000,000	—	10/2/10	6.94%	3 month USD-LIBOR-BBA	(187,961)

	15,000,000	—	5/17/12	3 month USD-LIBOR-BBA	5.7775%	1,234,103

GBP	33,000,000	—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	21,370

GBP	137,130,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(663,912)

	$1,987,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(127,963)

EUR	47,912,000	—	8/13/18	6 month EUR-EURIBOR-Reuters	4.761%	315,629

Total						$(171,316,579)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08
		Termi-	Fixed payments	Total return	Unrealized
Swap	Notional	nation	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$124,254,000 1F	11/1/08	Banc of America Securities AAA 10 year	The spread return of Banc of	$(14,386,004)
			Index multiplied by the modified duration	America Securities CMBS AAA
			factor minus 20 bp	10 year Index

Goldman Sachs International
	6,497,000	9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	6,382
				Series 2005-B Class D
EUR	85,960,000	3/26/09	(2.27%)	Eurostat Eurozone HICP	878,869
				excluding tobacco
EUR	48,050,000	4/30/13	2.375%	French Consumer Price Index	(749,664)
				excluding tobacco
EUR	48,050,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	862,655
				excluding tobacco
EUR	48,050,000	5/6/13	2.34%	French Consumer Price Index	(830,204)
				excluding tobacco
EUR	48,050,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	938,460
				excluding tobacco
GBP	28,830,000	5/9/13	3.10%	GBP Non-revised Retail Price	(619,794)
				Index
GBP	6,436,000 F	1/7/38	3.485%	GBP Non-revised UK Retail Price	(1,728,132)
				Index excluding tobacco
GBP	8,588,000	1/7/18	(3.11%)	GBP Non-revised UK Retail Price	863,757
				Index excluding tobacco

Merrill Lynch Capital Services
	296,898,514	10/14/08	(2.87%) 5.00%	FNMA 5.00% 30 YR TBA	(3,097,384)

UBS AG
	492,000,000	10/14/08	(2.87%) 5.50%	FNMA 5.50% 30 YR TBA	12,577,801

Total					$(5,283,258)

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

F Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08					Fixed payments	Unrealized
	Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	$ —		$560,000	12/20/08	550 bp	$216

Clear Channel Communications, 5 3/4%, 1/15/13	—		1,680,000	9/20/09	635 bp	(2,474)

DJ ABX NA CMBX BBB Index	623		906,000 F	10/12/52	(134 bp)	420,250

DJ CDX NA HY Series 9 Index	55,331		29,509,920	12/20/12	(375 bp)	3,589,513

Financial Security Assurance Inc.	—		2,480,000	12/20/12	95 bp	(719,950)

Ford Motor Co., 7.45%, 7/16/31	—		2,000,000	3/20/12	(525 bp)	785,515

Ford Motor Credit Co., 7%, 10/1/13	—		6,000,000	3/20/12	285 bp	(2,545,485)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		4,785,000	9/20/13	269 bp	(4,040,107)

Visteon Corp., 7%, 3/10/14	(626,875)		2,360,000	9/20/13	(500 bp)	510,362

Barclays Bank PLC
Peru CD	—		4,507,349	1/7/09	170 bp	57,260

Peru CD	—		4,278,686	11/10/08	170 bp	52,785

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%, 6/1/15	—		285,000	6/20/12	230 bp	(84,512)

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	—		570,000	12/20/08	725 bp	2,755

Abitibibowater Inc., 6 1/2%, 6/15/13	—		560,000	12/20/08	800 bp	3,769

Abitibibowater Inc., 6 1/2%, 6/15/13	—		560,000	12/20/08	825 bp	4,129

Advanced Micro Devices Inc., 7.75%, 11/1/12	—		9,940,000	3/20/09	575 bp	(601,991)

DJ ABX HE A Index	11,045,115		15,556,500	1/25/38	369 bp	(3,140,624)

DJ ABX HE AAA Index	739,474		3,902,781	5/25/46	11 bp	173,077

DJ ABX HE AAA Index	3,601,589		19,536,406	5/25/46	11 bp	766,338

DJ ABX HE AAA Index	2,706,831		9,333,900	1/25/38	76 bp	(1,906,916)

DJ ABX NA HE AAA Index	455,024		4,208,710	7/25/45	18 bp	107,931

DJ ABX NA HE AAA Index	1,782,368		21,067,817	7/25/45	18 bp	44,905

DJ ABX NA HE AAA Index	1,998,306		18,132,591	7/25/45	18 bp	432,361

DJ ABX NA HE PEN AAA Index	2,956,550		21,454,493	5/25/46	11 bp	(157,067)

DJ ABX NA HE PEN AAA Index	2,947,826		18,017,958	5/25/46	11 bp	377,322

Freescale Semiconductor, 8 7/8%, 12/15/14	—		960,000	9/20/12	495 bp	(143,695)

Lear Corp., term loan	—		1,305,000 F	6/20/13	(225 bp)	173,499

Lear Corp., term loan	—		1,305,000 F	6/20/13	700 bp	(25,350)

Republic of Argentina, 8.28%, 12/31/33	—		1,435,000 F	9/20/13	(1,170 bp)	(76,356)

Republic of Argentina, 8.28%, 12/31/33	—		1,437,000	9/20/13	(945 bp)	31,819

Republic of Venezuela, 9 1/4%, 9/15/27	—		1,210,000 F	9/20/13	940 bp	22,431

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		1,155,000	6/20/13	585 bp	(27,313)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		235,000	3/20/09	275 bp	(163)

Sara Lee Corp., 6 1/8%, 11/1/32	—		1,340,000	9/20/11	(43 bp)	593

Seat Pagine Gialle S.P.A., 8%, 4/30/14	—	EUR	2,090,000	3/20/13	815 bp	(420,970)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	1,089,000	3/20/13	(495 bp)	37,239

Credit Suisse First Boston International
Ukraine Government, 7.65%, 6/11/13	—		$4,715,000	10/20/11	194 bp	(546,592)

Credit Suisse International
Advanced Micro Devices, 7 3/4%, 11/1/12	—		870,000	6/20/09	165 bp	(103,545)

DJ ABX HE AAA Index	1,262,847		6,489,633	5/25/46	11 bp	370,642

DJ ABX NA HE AAA Index	7,358,190		13,258,000	1/25/38	76 bp	861,770

DJ CDX NA HY Series 10	451,500		4,300,000	6/20/13	500 bp	33,411

DJ CDX NA HY Series 10	3,155,625		29,700,000	6/20/13	500 bp	267,894

DJ CDX NA IG Series 10	4,367,970		211,550,000	6/20/13	155 bp	3,176,415

DJ CMB NA CMBX AA Index	(186,986)		468,000 F	2/17/51	(165 bp)	(57,247)

DJ CMB NA CMBX AA Index	(1,019,771)		4,562,000	10/12/52	(25 bp)	(172,000)

DJ CMB NA CMBX AAA Index	654,297		3,931,000	12/13/49	8 bp	257,266

DJ CMB NA CMBX AAA Index	2,577,078		16,450,500	2/17/51	35 bp	1,117,445

DJ CMB NA CMBX AAA Index	5,715,234		44,194,000	2/17/51	35 bp	1,793,410

DJ CMB NA CMBX AAA Index	5,854,684		44,194,000	2/17/51	35 bp	1,932,860

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.					Fixed payments	Unrealized
	Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Credit Suisse International cont.
DJ CMB NA CMBX AAA Index	$4,923,636		$44,194,000	2/17/51	35 bp	$1,001,813

DJ CMB NA CMBX AAA Index	1,491,255		11,047,000	2/17/51	35 bp	510,934

DJ CMB NA CMBX AAA Index	6,216,536		54,534,000	2/17/51	35 bp	1,377,129

DJ CMB NA CMBX AAA Index	(481,034)		6,125,000	2/17/51	(35 bp)	49,265

DJ CMB NA CMBX AAA Index	(230,088)		3,085,000	2/17/51	(35 bp)	43,678

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		610,000	6/20/17	297 bp	(122,639)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		2,440,000	3/20/12	41 bp	(27,883)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		2,439,300	3/20/12	(82 bp)	(3,964)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	—		735,000	3/20/09	600 bp	(22,335)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—		465,000	12/20/13	(210 bp)	(1,030)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		1,095,000	9/20/13	735 bp	(21,609)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		410,000	6/20/13	725 bp	(8,329)

Republic of Peru, 8 3/4%, 11/21/33	—		2,500,000	4/20/17	125 bp	(163,576)

Deutsche Bank AG
DJ ABX NA HE A Index	6,405,490		7,039,000	1/25/38	369 bp	3,832

DJ ABX NA HE AAA Index	426,465		4,057,290	7/25/45	18 bp	91,861

DJ ABX NA HE AAA Index	1,151,143		14,967,322	7/25/45	18 bp	(83,212)

DJ ABX NA HE PEN AAA Index	2,943,050		21,454,493	5/25/46	11 bp	(153,521)

DJ CDX NA IG Series 10	4,525,013		199,610,000	6/20/13	155 bp	3,400,710

DJ CDX NA IG Series 10	4,732,729		201,600,000	6/20/13	155 bp	3,597,217

DJ iTraxx Europe Series 8 Version 1	(240,767)	EUR	2,510,000	12/20/12	(375 bp)	15,460

DJ iTraxx Europe Series 9 Version 1	711,462	EUR	10,415,000	6/20/13	(650 bp)	391,359

General Electric Capital Corp., 6%, 6/15/12	—		$1,470,000	9/20/13	109 bp	(244,667)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	600,000	6/20/09	400 bp	(3,989)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	2,195,000	6/20/09	400 bp	(14,594)

India Government Bond, 5.87%, 1/2/10	—		$17,880,000 F	1/11/10	170 bp	75,677

iStar Financial, Inc., 6%, 12/15/10	117,788		1,745,000	3/20/09	500 bp	(66,711)

Korea Monetary STAB Bond, 5%, 2/14/09	—		6,120,000	2/23/09	105 bp	9,976

Korea Monetary STAB Bond, 5.04%, 1/24/09	—		4,960,000	2/2/09	130 bp	17,616

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		6,120,000 F	2/19/10	115 bp	22,221

Malaysian Government, 6.844%, 10/1/09	—		7,548,000	10/1/09	90 bp	(6,982)

Republic of Argentina, 8.28%, 12/31/33	—		987,500	4/20/13	(565 bp)	114,765

Republic of Argentina, 8.28%, 12/31/33	—		2,875,000	8/20/12	(380 bp)	509,998

Republic of Argentina, 8.28%, 12/31/33	—		6,155,000	3/20/13	(551 bp)	884,166

Republic of Brazil, 12 1/4%, 3/6/30	—		3,770,000	10/20/17	105 bp	(296,306)

Republic of China, zero coupon, 12/5/08	—		10,200,000 F	12/12/08	115 bp	65,823

Republic of Indonesia, 6.75%, 2014	—		2,130,000	9/20/16	292 bp	(130,348)

Republic of Peru, 8 3/4%, 11/21/33	—		2,500,000	4/20/17	126 bp	(160,737)

Republic of South Korea, 5.45%, 1/23/10	—		6,185,000 F	2/1/10	101 bp	12,172

Republic of Turkey, 11 7/8%, 1/15/30	—		3,735,000	6/20/14	195 bp	(201,656)

Republic of Venezuela, 9 1/4%, 9/15/27	—		2,420,000	6/20/14	220 bp	(588,132)

Republic of Venezuela, 9 1/4%, 9/15/27	—		1,210,000	9/20/13	940 bp	26,614

Russian Federation, 7 1/2%, 3/31/30	—		987,500	4/20/13	(112 bp)	51,212

Russian Federation, 7.5%, 3/31/30	—		3,115,000	8/20/17	86 bp	(381,235)

Smurfit Kappa Funding, 10 1/8%, 10/1/12	—	EUR	2,065,000	6/20/09	135 bp	(29,309)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	2,045,000	9/20/13	715 bp	(99,760)

United Mexican States, 7.5%, 4/8/33	—		$6,115,000	3/20/14	56 bp	(281,417)

United Mexican States, 7.5%, 4/8/33	—		2,230,000	4/20/17	66 bp	(159,784)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	1,975,000	9/20/13	477 bp	(187,389)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	1,975,000	9/20/13	535 bp	(129,181)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.					Fixed payments	Unrealized
	Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs International
Advanced Micro Devices, 7 3/4%, 11/1/12	$ —		$1,715,000	3/20/09	515 bp	$(108,667)

Any one of the underlying securities in the basket
of BB CMBS securities	—		28,743,000	a	2.461%	(4,769,396)

DJ ABX HE A Index	2,358,761		3,520,000	1/25/38	369 bp	(851,074)

DJ ABX HE AAA Index	827,274		3,520,000	1/25/38	76 bp	(914,754)

DJ ABX NA HE AAA Index	556,162		7,231,294	7/25/45	18 bp	(40,203)

DJ CDX NA CMBX AAA Index	211,407		5,780,000	3/15/49	7 bp	(224,138)

DJ CDX NA HY Series 9 Index	2,417,920		50,242,500	12/20/12	375 bp	(3,599,247)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		12,400,000 F	12/20/10	429 bp	292,733

DJ CDX NA HY Series 9 Index 25-35% tranche	—		12,551,000 F	12/20/10	108.65 bp	(588,734)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		14,540,000 F	12/20/10	305 bp	(53,616)

DJ CDX NA IG Series 10 Index	(217,566)		29,480,000	6/20/13	155 bp	(383,612)

DJ CDX NA IG Series 10 Index	449,699		23,428,000	6/20/18	(150 bp)	498,078

DJ CDX NA IG Series 10 Index 30-100% tranche	—		96,265,000 F	6/20/13	(50 bp)	(139,392)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		4,785,000	9/20/17	(67.8 bp)	4,042,514

Lighthouse International Co, SA, 8%, 4/30/14	—	EUR	1,835,000	3/20/13	680 bp	(463,119)

Merrill Lynch & Co., 5%, 1/15/15	—		$4,785,000	9/20/17	(59.8 bp)	802,600

Rhodia SA, Euribor+275, 10/15/13	—	EUR	1,000,000	9/20/13	(367 bp)	61,305

Rhodia SA, Euribor+275, 10/15/13	—	EUR	835,000	9/20/13	(387 bp)	42,181

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	1,910,000	9/20/13	720 bp	(94,782)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	1,835,000	3/20/13	597 bp	23,579

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	2,480,000	12/20/10	(340 bp)	59,846

JPMorgan Chase Bank, N.A.
Codere Finance (Luxembourg) S.A., 8.25%, 6/15/15	—	EUR	1,835,000	3/20/13	795 bp	(9,655)

DJ ABX HE AAA Index	814,633		$4,186,308	5/25/46	11 bp	239,092

DJ CDX NA HY Series 9 Index 25-35% tranche	—		12,886,000 F	12/20/10	105.5 bp	(613,390)

DJ CDX NA IG Series 10	180,888		10,160,000	6/20/13	155 bp	123,662

DJ CDX NA IG Series 10	3,579		170,000	6/20/13	155 bp	2,621

DJ CDX NA IG Series 10 Index	(42,377)		7,090,000	6/20/13	155 bp	(82,311)

DJ CDX NA IG Series 9 Index, 30-100% tranche	—		42,530,000 F	12/20/12	(13.55 bp)	551,449

DJ CMB NA CMBX AAA Index	(245,473)		3,152,000 F	2/17/51	(35 bp)	38,968

DJ iTraxx Europe Crossover Series 8 Version 1	(980,758)	EUR	7,340,000	12/20/12	(375 bp)	(231,473)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		$4,878,600	3/20/12	(85 bp)	(12,550)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		6,725,000 F	9/20/13	775 bp	(1,415,923)

iStar Financial, Inc., 6%, 12/15/10	115,500		1,650,000	3/20/09	500 bp	(58,954)

Republic of Argentina, 8.28%, 12/31/33	—		2,860,000	6/20/14	235 bp	(798,902)

Republic of Hungary, 4 3/4%, 2/3/15	—		2,595,000	4/20/13	(171.5 bp)	4,592

Republic of Indonesia, 6.75%, 3/10/14	—		3,925,000	6/20/17	171.5 bp	(578,746)

Republic of Turkey, 11 7/8%, 1/15/30	—		4,010,000	5/20/17	230 bp	(249,969)

Republic of Turkey, 11 7/8%, 1/15/30	—		2,960,000	5/20/17	244 bp	(192,808)

Russian Federation, 7 1/2%, 3/31/30	—		1,955,000	5/20/17	60 bp	(269,166)

Russian Federation, 7 1/2%, 3/31/30	—		495,000 F	9/20/13	276 bp	4,102

Russian Federation, 7.5%, 3/31/30	—		4,675,000	8/20/12	65 bp	(301,039)

Russian Federation, 7.5%, 3/31/30	—		3,115,000	8/20/17	85 bp	(401,736)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		920,000	6/20/13	595 bp	(18,439)

Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—		545,000	3/20/13	685 bp	(26,551)

JPMorgan Securities, Inc.
DJ CMB NA CMBX AAA Index	7,489,718		87,164,000 F	2/17/51	35 bp	(376,107)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—		4,865,000	6/20/12	(150 bp)	51,496

D.R. Horton Inc., 7 7/8%, 8/15/11	—		3,320,000	9/20/11	(426 bp)	38,827

Pulte Homes Inc., 5.25%, 1/15/14	—		3,111,000	9/20/11	(482 bp)	(182,880)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.					Fixed payments	Unrealized
	Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Merrill Lynch International
Dynegy Holdings Inc., 6 7/8%, 4/1/11	$ —		$610,000	6/20/17	295 bp	$(123,240)

KinderMorgan, 6 1/2%, 9/1/12	—	EUR	6,397,000	9/20/12	(128 bp)	66,273

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices, 7 3/4%, 11/1/12	—		$1,250,000	6/20/09	190 bp	(146,644)

Aramark Services, Inc., 8.5%, 2/1/15	—		560,000	12/20/12	355 bp	(20,716)

Bombardier, Inc, 6 3/4%, 5/1/12	—		2,430,000	6/20/12	(114 bp)	59,435

Bundesrepublic of Deutschland, 6%, 6/20/16	—		11,537,000	6/20/18	8 bp	(92,411)

DJ ABX NA CMBX AAA Index	834,782		11,728,000	3/15/49	7 bp	(62,343)

DJ ABX NA CMBX BBB Index	177		244,027	10/12/52	(134 bp)	115,668

DJ CDX NA HY Series 7 Index	254,076		5,348,970	12/20/09	(325 bp)	401,787

DJ CDX NA HY Series 9 Index	298,178		7,454,450	12/20/12	375 bp	(594,586)

DJ CDX NA IG Series 10 Index	1,784,599		91,602,000	6/20/18	(150 bp)	1,973,757

DJ CDX NA IG Series 10 Index 30-100% tranche	—		186,061,000 F	6/20/13	(52 bp)	(434,452)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		54,755,000 F	6/20/13	(38.6 bp)	197,583

DJ CDX NA IG Series 7 Index 10-15% tranche	216,120		5,403,000	12/20/09	0 bp	(363,784)

DJ CMB NA CMBX AA Index	(1,487,347)		6,519,000	10/12/52	(25 bp)	(260,524)

DJ CMB NA CMBX AAA Index	5,306,479		44,236,000	12/13/49	8 bp	776,377

DJ CMB NA CMBX AAA Index	14,798,211		136,363,000	2/17/51	35 bp	2,523,986

Dominican Republic, 8 5/8%, 4/20/27	—		5,020,000	11/20/11	(170 bp)	199,757

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		610,000	6/20/12	225 bp	(68,032)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		7,317,200	3/20/12	44 bp	(76,611)

Freeport-McMoRan Copper & Gold, Inc., bank term loan	—		2,439,300	3/20/12	(83 bp)	(4,726)

Nalco, Co. 7.75%, 11/15/11	—		835,000	3/20/13	460 bp	15,837

Republic of Austria, 5 1/4%, 1/4/11	—		11,537,000	6/20/18	(17 bp)	42,941

Republic of Venezuela, 9 1/4%, 9/15/27	—		3,545,000	10/12/12	339 bp	(526,542)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—		460,000 F	9/20/13	(760 bp)	(14,462)

Total						$3,726,668

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

ASSETS

Investment in securities, at value, including $23,497,491
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,988,609,261)	$2,779,985,552

Cash	8,747,302

Interest and other receivables	27,775,202

Receivable for shares of the fund sold	5,286,098

Receivable for securities sold	16,222,783

Receivable for sales of delayed delivery securities
(Notes 1, 6 and 7)	323,377,721

Receivable from Manager (Note 2)	40,079

Receivable for variation margin (Note 1)	50,795,316

Receivable for open forward currency contracts (Note 1)	7,228,675

Receivable for closed forward currency contracts (Note 1)	8,221,374

Unrealized appreciation on swap contracts (Note 1)	144,866,701

Premiums paid on swap contracts (Note 1)	5,759,042

Receivable for open swap contracts (Note 1)	12,027

Receivable for closed swap contracts (Note 1)	59,513,534

Total assets	3,437,831,406

LIABILITIES

Payable to custodian (Note 2)	3,440,781

Payable for securities purchased	27,574,279

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	569,599,115

Payable for shares of the fund repurchased	12,052,924

Payable for compensation of Manager (Notes 2 and 5)	3,092,854

Payable for investor servicing fees (Note 2)	280,412

Payable for Trustee compensation and expenses (Note 2)	384,471

Payable for administrative services (Note 2)	3,397

Payable for distribution fees (Note 2)	1,180,541

Payable for receivable purchase agreement (Note 2)	816,903

Payable for open forward currency contracts (Note 1)	15,010,029

Payable for closed forward currency contracts (Note 1)	16,673,474

Written options outstanding, at value
(premiums received $11,957,653) (Notes 1 and 3)	13,632,847

TBA sale commitments, at value
(proceeds receivable $322,732,500) (Note 1)	318,326,079

Unrealized depreciation on swap contracts (Note 1)	317,739,870

Premiums received on swap contracts (Note 1)	132,261,219

Payable for open swap contracts (Note 1)	65

Payable for closed swap contracts (Note 1)	73,033,281

Collateral on securities loaned, at value (Note 1)	24,052,060

Other accrued expenses	240,109

Total liabilities	1,529,394,710

Net assets	$1,908,436,696

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,902,498,416

Undistributed net investment income (Note 1)	105,970,815

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(687,038,580)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(412,993,955)

Total — Representing net assets applicable
to capital shares outstanding	$1,908,436,696

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,084,321,100 divided by 133,808,779 shares)	$8.10

Offering price per class A share (100/96.00 of $8.10)*	$8.44

Net asset value and offering price per class B share
($109,173,016 divided by 13,580,889 shares)**	$8.04

Net asset value and offering price per class C share
($115,325,277 divided by 14,363,045 shares)**	$8.03

Net asset value and redemption price per class M share
($514,664,195 divided by 64,172,682 shares)	$8.02

Offering price per class M share (100/96.75 of $8.02)***	$8.29

Net asset value, offering price and redemption price per class R share
($2,755,983 divided by 342,127 shares)	$8.06

Net asset value, offering price and redemption price per class Y share
($82,197,125 divided by 10,169,040 shares)	$8.08

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (net of foreign tax of $437,378)(including interest income of $1,025,310 from investments in affiliated issuers)
(Note 5)	$196,906,511

Securities lending	124,363

Total investment income	197,030,874

EXPENSES

Compensation of Manager (Note 2)	13,518,511

Investor servicing fees (Note 2)	3,830,065

Custodian fees (Note 2)	177,142

Trustee compensation and expenses (Note 2)	81,621

Administrative services (Note 2)	62,192

Distribution fees — Class A (Note 2)	3,321,312

Distribution fees — Class B (Note 2)	1,572,295

Distribution fees — Class C (Note 2)	1,267,742

Distribution fees — Class M (Note 2)	3,249,690

Distribution fees — Class R (Note 2)	15,839

Other	855,754

Non-recurring costs (Notes 2 and 8)	4,331

Costs assumed by Manager (Notes 2 and 8)	(4,331)

Fees waived and reimbursed by Manager (Note 5)	(21,922)

Total expenses	27,930,241

Expense reduction (Note 2)	(390,370)

Net expenses	27,539,871

Net investment income	169,491,003

Net realized gain on investments (Notes 1 and 3)	134,315,132

Net increase from payments by affiliates (Note 2)	203,418

Net realized loss on swap contracts (Note 1)	(53,669,187)

Net realized loss on futures contracts (Note 1)	(34,621,678)

Net realized loss on foreign currency transactions (Note 1)	(49,203,626)

Net realized gain on written options (Notes 1 and 3)	13,073,007

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	6,495,734

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and TBA
sale commitments during the year	(486,145,080)

Net loss on investments	(469,552,280)

Net decrease in net assets resulting from operations	$(300,061,277)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$169,491,003	$134,080,006

Net realized gain (loss) on investments
and foreign currency transactions	10,097,066	(12,994,204)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(479,649,346)	15,175,357

Net increase (decrease) in net assets
resulting from operations	(300,061,277)	136,261,159

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(84,521,691)	(76,065,220)

Class B	(8,637,540)	(11,177,431)

Class C	(7,206,139)	(5,669,952)

Class M	(40,077,969)	(46,959,894)

Class R	(194,303)	(80,190)

Class Y	(6,103,511)	(1,049,694)

Redemption fees (Note 1)	19,607	10,126

Decrease from capital share transactions
(Note 4)	(204,167,730)	(266,136,908)

Total decrease in net assets	(650,950,553)	(270,868,004)

NET ASSETS

Beginning of year	2,559,387,249	2,830,255,253

End of year (including undistributed net
investment income of $105,970,815 and
$7,297,638, respectively)	$1,908,436,696	$2,559,387,249

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
	Net asset value,		Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a,b]	on investments	operations	investment income	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
September 30, 2008	$9.91	.69	(1.90)	(1.21)	(.60)	(.60)	—	$8.10	(12.80)	$1,084,321	1.04	7.36	156.65 [f]
September 30, 2007	9.93	.52	— [c]	.52	(.54)	(.54)	—	9.91	5.36	1,457,286.98		5.17	73.94 [f]
September 30, 2006	10.20	.53 [g]	(.05)	.48	(.75)	(.75)	—	9.93	5.03	1,336,319	.95 [g]	5.32 [g]	71.35 [f]
September 30, 2005	10.10	.51	.13	.64	(.54)	(.54)	—	10.20	6.50	1,364,862.91		4.97	125.82 [f]
September 30, 2004	9.85	.54	.39	.93	(.68)	(.68)	—	10.10	9.73	1,340,885.95		5.44	99.17

Class B
September 30, 2008	$9.83	.61	(1.88)	(1.27)	(.52)	(.52)	—	$8.04	(13.40)	$109,173	1.79	6.57	156.65 [f]
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	—	9.83	4.61	201,481	1.73	4.45	73.94 [f]
September 30, 2006	10.12	.45 [g]	(.04)	.41	(.68)	(.68)	—	9.85	4.26	273,563	1.70 [g]	4.59 [g]	71.35 [f]
September 30, 2005	10.02	.43	.14	.57	(.47)	(.47)	—	10.12	5.72	391,133	1.66	4.23	125.82 [f]
September 30, 2004	9.78	.47	.37	.84	(.60)	(.60)	—	10.02	8.85	516,726	1.70	4.73	99.17

Class C
September 30, 2008	$9.84	.61	(1.89)	(1.28)	(.53)	(.53)	—	$8.03	(13.57)	$115,325	1.79	6.62	156.65 [f]
September 30, 2007	9.87	.44	— [c]	.44	(.47)	(.47)	—	9.84	4.49	129,666	1.73	4.42	73.94 [f]
September 30, 2006	10.14	.45 [g]	(.04)	.41	(.68)	(.68)	—	9.87	4.25	120,990	1.70 [g]	4.61 [g]	71.35 [f]
September 30, 2005	10.04	.43	.14	.57	(.47)	(.47)	—	10.14	5.71	226,005	1.66	4.23	125.82 [f]
September 30, 2004	9.80	.47	.37	.84	(.60)	(.60)	—	10.04	8.87	265,151	1.70	4.67	99.17

Class M
September 30, 2008	$9.81	.66	(1.88)	(1.22)	(.57)	(.57)	—	$8.02	(12.95)	$514,664	1.29	7.10	156.65 [f]
September 30, 2007	9.84	.49	— [c]	.49	(.52)	(.52)	—	9.81	5.05	745,508	1.23	4.96	73.94 [f]
September 30, 2006	10.11	.50 [g]	(.04)	.46	(.73)	(.73)	—	9.84	4.82	1,082,428	1.20 [g]	5.10 [g]	71.35 [f]
September 30, 2005	10.02	.48	.13	.61	(.52)	(.52)	—	10.11	6.19	1,898,276	1.16	4.73	125.82 [f]
September 30, 2004	9.78	.51	.38	.89	(.65)	(.65)	—	10.02	9.43	3,174,449	1.20	5.17	99.17

Class R
September 30, 2008	$9.89	.66	(1.92)	(1.26)	(.57)	(.57)	—	$8.06	(13.29)	$2,756	1.29	7.09	156.65 [f]
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	—	9.89	5.13	4,896	1.23	4.66	73.94 [f]
September 30, 2006	10.18	.50 [g]	(.04)	.46	(.73)	(.73)	—	9.91	4.79	703	1.20 [g]	5.06 [g]	71.35 [f]
September 30, 2005	10.09	.48	.14	.62	(.53)	(.53)	—	10.18	6.20	563	1.16	4.66	125.82 [f]
September 30, 2004†	9.93	.46	.24	.70	(.54)	(.54)	—	10.09	7.30 *	94	1.00 *	4.32 *	99.17

Class Y
September 30, 2008	$9.92	.71	(1.93)	(1.22)	(.62)	(.62)	—	$8.08	(12.88)	$82,197.79		7.59	156.65 [f]
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	—	9.92	5.72	20,550.73		5.40	73.94 [f]
September 30, 2006	10.20	.55 [g]	(.04)	.51	(.78)	(.78)	—	9.93	5.29	16,251	.70 [g]	5.59 [g]	71.35 [f]
September 30, 2005	10.10	.53	.14	.67	(.57)	(.57)	—	10.20	6.74	32,129.66		5.22	125.82 [f]
September 30, 2004	9.85	.56	.39	.95	(.70)	(.70)	—	10.10	9.99	27,017.70		5.68	99.17

*Not annualized.

†For the period December 1, 2003 (commencement of operations) to September 30, 2004.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

September 30, 2008	<0.01%

September 30, 2007	<0.01

September 30, 2006	0.01

September 30, 2005	0.01

September 30, 2004	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

54	55

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counter-parties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2008, the value of securities loaned amounted to $23,497,491. The fund received cash collateral of $24,052,060 which is pooled with collateral of other Putnam funds into 52 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2008, the fund had a capital loss carryover of $623,378,607 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,445	September 30, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $77,972,892 of losses recognized during the period November 1, 2007 to September 30, 2008.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, unrealized and realized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, the fund reclassified $75,923,327 to increase undistributed net investment income and $234,662,970 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $158,739,643.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Unrealized appreciation	$66,227,406
Unrealized depreciation	(287,722,367)

Net unrealized depreciation	(221,494,961)
Undistributed ordinary income	82,484,021
Capital loss carryforward	(623,378,607)
Post-October loss	(77,972,892)

Cost for federal income tax purposes	$3,001,480,513

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended September 30, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the year ended September 30, 2008, Putnam Management has assumed $4,331 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $190,401 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.05% impact on total return during the period.

Putnam Management voluntarily reimbursed the fund $13,017 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $3,169,854 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2008, the fund incurred $3,851,370 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2008, the fund’s expenses were reduced by $390,370 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $801, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $152,779 and $1,484 from the sale of class A and class M shares, respectively, and received $192,482 and $24,039 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $12,332 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $3,563,034,610 and $3,664,330,031, respectively. Purchases and sales of U.S. government securities aggregated $227,266,758 and $356,651,321, respectively.

Written option transactions during the year ended September 30, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	USD	473,089,000	$11,851,941
	EUR	22,180,000	$903,152

Options opened	USD	3,472,578,000	78,537,275
	EUR	—	—

Options exercised	USD	—	—
	EUR	—	—

Options expired	USD	(1,691,950,000)	(34,414,879)
	EUR	—	—

Options closed	USD	(1,887,643,000)	(44,016,684)
	EUR	(22,180,000)	(903,152)

Written options outstanding
at end of year	USD	366,074,000	$11,957,653
	EUR	—	$—

Note 4: Capital shares

At September 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	25,743,066	$240,817,491	38,675,424	$385,448,367

Shares issued in	7,142,819	65,825,251	5,905,369	58,673,912
connection with
reinvestment of
distributions

	32,885,885	306,642,742	44,580,793	444,122,279

Shares	(46,149,513)	(427,295,104)	(32,090,327)	(319,652,032)
repurchased

Net increase	(13,263,628)	$(120,652,362)	12,490,466	$124,470,247
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	2,120,304	$19,700,872	4,004,820	$39,595,942

Shares issued in	670,138	6,146,077	807,510	7,962,076
connection with
reinvestment of
distributions

	2,790,442	25,846,949	4,812,330	47,558,018

Shares	(9,715,761)	(90,012,277)	(12,082,096)	(119,441,963)
repurchased

Net decrease	(6,925,319)	$(64,165,328)	(7,269,766)	$(71,883,945)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	5,034,404	$46,318,261	5,699,789	$56,422,531

Shares issued in	371,190	3,382,876	206,143	2,034,463
connection with
reinvestment of
distributions

	5,405,594	49,701,137	5,905,932	58,456,994

Shares	(4,213,695)	(38,722,101)	(4,995,813)	(49,458,675)
repurchased

Net increase	1,191,899	$10,979,036	910,119	$8,998,319

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	390,126	$3,584,666	586,754	$5,799,910

Shares issued in	113,740	1,037,137	98,080	965,485
connection with
reinvestment of
distributions

	503,866	4,621,803	684,834	6,765,395

Shares	(12,309,284)	(112,942,354)	(34,733,892)	(343,087,030)
repurchased

Net decrease	(11,805,418)	$(108,320,551)	(34,049,058)	$(336,321,635)

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	234,203	$2,131,283	430,731	$4,251,178

Shares issued in	20,368	186,967	8,078	79,732
connection with
reinvestment of
distributions

	254,571	2,318,250	438,809	4,330,910

Shares	(407,510)	(3,839,145)	(14,708)	(146,588)
repurchased

Net increase	(152,939)	$(1,520,895)	424,101	$4,184,322
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,318,389	$138,099,479	1,153,598	$11,523,013

Shares issued in	639,247	5,881,588	102,906	1,023,026
connection with
reinvestment of
distributions

	14,957,636	143,981,067	1,256,504	12,546,039

Shares	(6,861,204)	(64,468,697)	(819,738)	(8,130,255)
repurchased

Net increase	8,096,432	$79,512,370	436,766	$4,415,784

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam

Prime Money Market Fund. For the year ended September 30, 2008, management fees paid were reduced by $21,922 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $1,025,310 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $476,080,445 and $476,080,445, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2008, the fund had unfunded loan commitments of $2,820,018, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Community Health Systems, Inc.	$121,079

Golden Nugget, Inc.	153,939

Manitowoc Co., Inc. (The)	1,815,000

NRG Energy, Inc.	730,000

Total	$2,820,018

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

Note 10: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter
Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis
Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta
Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker
Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*
Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*
Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley
Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57-59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Kenneth R. Leibler	Vice President and BSA Compliance Officer
Robert E. Patterson
George Putnam, III	Judith Cohen
Robert L. Reynolds	Vice President, Clerk and Assistant Treasurer
Richard B. Worley

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN028 253445 11/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$97,075	$--	$6,000	$-

September 30, 2007	$80,800	$--	$5,450	$ -

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $74,733 and $5,450respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ -	$ -	$ -

September 30, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008